UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Schedule 14A Information (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to Rule § 240.14a-12

IMMERSION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    , 2017

TO THE STOCKHOLDERS OF IMMERSION CORPORATION

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Immersion Corporation, which will be held at our corporate offices, 50 Rio Robles, San Jose, California 95134, on June 2, 2017, at 9:30 a.m. Pacific Time.

At the Annual Meeting, stockholders will be asked to vote on each of the six proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE, IF PERMITTED BY THE BROKER OR OTHER NOMINEE THAT HOLDS YOUR SHARES. IF YOU RECEIVE A PAPER COPY OF THE PROXY MATERIALS, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Voting electronically, by telephone, or by returning your proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for and interest in the affairs of our company. We look forward to seeing you at the Annual Meeting.

Sincerely,

CARL SCHLACHTE

Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 2, 2017

The Annual Meeting of Stockholders (the “Annual Meeting”) of Immersion Corporation will be held at our corporate headquarters, 50 Rio Robles, San Jose, California 95134, on June 2, 2017, at 9:30 a.m. Pacific Time for the following purposes:

1.	To elect three (3) Class III directors to hold office for the applicable term and until their successors are elected and qualified;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;
3.	To hold an advisory vote to approve the compensation of our named executive officers;
4.	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;
5.	To approve an amendment to the Immersion Corporation Amended and Restated Certificate of Incorporation;
6.	To approve an amendment to the 2011 Equity Incentive Plan; and
7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 5, 2017 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

On or about April 18, 2017, we will mail a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders, other than those stockholders who previously requested electronic or paper delivery of communications from us. The Notice contains instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our Annual Report. The Notice also contains instructions on how to request a paper copy of the proxy statement.

The vote of each eligible stockholder is important. Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

CARL SCHLACHTE

Chairman of the Board

San Jose, California

                    , 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2017: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT

http://ir.immersion.com/annual-proxy.cfm

IMMERSION CORPORATION

2017 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

PROXY STATEMENT

We are providing you with these proxy materials in connection with the solicitation by the Board of Directors of Immersion Corporation, of proxies to be used at our 2017 Annual Meeting of Stockholders (“Annual Meeting”). The Annual Meeting will be held at our corporate headquarters, 50 Rio Robles, San Jose, California 95134 on June 2, 2017 at 9:30 a.m. Pacific Time. This proxy statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.

A Notice of Internet Availability of Proxy Materials, this proxy statement, any accompanying proxy card or voting instruction form, and our 2016 Annual Report to Stockholders will be mailed to or otherwise made available to our stockholders on or about April 18, 2017.

QUESTIONS AND ANSWERS

What is included in the proxy materials?

The proxy materials for our Annual Meeting include the Notice of Annual Meeting, this proxy statement and our 2016 Annual Report to Stockholders on Form 10-K (the “2016 Annual Report”). If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

Who is soliciting my vote?

The Board of Directors of Immersion Corporation is soliciting your vote at our Annual Meeting.

Who is entitled to vote?

You may vote if you were the record owner of Immersion Corporation common stock as of the close of business on April 5, 2017. Each share of common stock is entitled to one vote. As of April 5, 2017, we had              shares of common stock outstanding and entitled to vote. There is no cumulative voting.

Who can attend the Annual Meeting?

Stockholders of record at the close of business on April 5, 2017 may attend the Annual Meeting. You must bring with you a form of government-issued photo identification, such as a driver’s license, state-issued ID card, or passport to gain entry to the Annual Meeting. If you are a beneficial owner of our common stock, you must also bring with you to the Annual Meeting a legal proxy from the organization that holds your shares or a brokerage statement showing your ownership of shares as of the close of business on the record date. If you are a representative of an institutional stockholder, you must also bring a legal proxy or other proof that you are a representative of a firm that held shares as of the close of business on the record date and that you are authorized to vote on behalf of the institution.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. For us to hold our Annual Meeting, holders of a majority of our outstanding shares of common stock as of April 5, 2017, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name with our registrar and transfer agent, Computershare Trust Company, N.A., you are considered a stockholder of record with respect to those shares. If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” or “street name” holder of those shares.

What is a broker non-vote?

Applicable rules permit brokers to vote shares held in street name on routine matters when the brokers have not received voting instructions from the beneficial owner on how to vote those shares. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners on how to vote those shares. Shares that are not voted on non-routine matters are called broker non-votes. Broker non-votes will have no effect on the vote for any matter properly introduced at the meeting.

What routine and non-routine matters will be voted on at the Annual Meeting?

The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2017 is the only routine matter to be presented at the Annual Meeting on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. The non-routine matters that will be voted on at the Annual Meeting include the election of directors, the advisory vote to approve compensation of our named executive officers, the advisory vote on the frequency of holding an advisory vote on executive compensation , the proposal to approve the amendment to the Immersion Corporation Amended and Restated Certificate of Incorporation and the proposal to approve the amendment to the 2011 Equity Incentive Plan.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are included in determining whether a quorum is present, but are not considered votes cast. Accordingly, broker non-votes and abstentions will have no effect on the vote for any matter properly introduced at the Annual Meeting.

What are my voting choices for each of the proposals to be voted on at the Annual Meeting and how does the Board recommend that I vote my shares?

		More Information	Voting Choices and Board Recommendation
PROPOSAL 1	Election of three Class III Directors	Page 12	• vote FOR the nominees; or • withhold your vote for the nominees. The Board recommends a vote FOR the nominees.
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	Page 54	• vote FOR the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.
PROPOSAL 3	Advisory vote on the compensation of our named executive officers	Page 56

•   vote FOR, the advisory proposal;

•   vote against the advisory proposal; or

•   abstain from voting on the advisory proposal.

The Board recommends a vote FOR the compensation of our named executive officers.

PROPOSAL 4	Advisory vote on the frequency of holding an advisory vote on executive compensation	Page 57

•   vote for the option of once every ONE YEAR, TWO YEARS OR THREE YEARS as the frequency of holding an advisory vote on executive compensation; or

•   abstain from voting on the advisory proposal.

The Board recommends a vote FOR holding an advisory vote on executive compensation every ONE year.

PROPOSAL 5	Approval of the Amendment to the Amended and Restated Certificate of Incorporation	Page 58

•   vote FOR the approval of the amendment

•   vote against the amendment

•   abstain from voting on the amendment

The Board recommends a vote FOR the approval of the amendment to the Amended and Restated Certification of Incorporation.

PROPOSAL 6	Approval of the Amendment to the 2011 Equity Incentive Plan	Page 60

•   vote FOR the amendment to the 2011 Equity Incentive Plan

•   vote against the amendment to the 2011 Equity Incentive Plan

•   abstain from voting on the amendment to the 2011 Equity Incentive Plan

The Board recommends a vote FOR the approval of the amendment to the 2011 Equity Incentive Plan

How many votes are needed to approve each proposal?

The director nominee receiving the highest number of “FOR” votes will be elected. All other proposals submitted require the affirmative “FOR” vote of a majority of the votes cast. As an advisory vote, the proposal to approve the compensation of our named executive officers is not binding upon us. However, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions. A simple majority of votes cast is required to approve, on a non-binding basis, the frequency of a non-binding vote on the compensation of our named executive officers. In the event that no option receives a majority of the votes cast, the Board intends to adopt the option that receives the most votes.

How do I vote?

Stockholders of Record: You can vote either in person at the Annual Meeting or by proxy. Persons who vote by proxy need not, but are entitled to, attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy.

This proxy statement, the accompanying proxy card and the 2016 Annual Report are being made available to our stockholders on the Internet at www.envisionreports.com/IMMR through the notice and access process.

You may vote your shares as follows – in all cases, have your proxy card in hand:

Vote over the Internet 24/7 at www.envisionreports.com/IMMR	Dial toll-free 24/7 (800) 652-VOTE within the USA, US territories & Canada
Vote using your tablet or smartphone	If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

Beneficial Stockholders: If you hold your shares of Immersion Corporation common stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. Please follow the directions on your proxy card or voting instruction card carefully. Please note that brokers may not vote your shares on Proposal 1 (Election of Directors), Proposal 3 (Advisory vote on executive compensation), Proposal 4 (Advisory vote on the frequency of holding an advisory vote on executive compensation), Proposal 5 (approval of an amendment to Amended and Restated Certificate of Incorporation) or Proposal 6 (approval of an amendment to 2011 Equity Incentive Plan) in the absence of your specific instructions as to how to vote. Please provide your voting instructions so your vote can be counted on these matters.

If you plan to vote in person at the Annual Meeting and you hold your shares of Immersion Corporation common stock in street name, you must obtain a proxy from your broker and bring that proxy to the Annual Meeting.

How can I revoke my proxy?

You can revoke your proxy by sending written notice of revocation of your proxy to our Corporate Secretary at Immersion Corporation, 50 Rio Robles, San Jose, California 95134 so that it is received prior to the close of business on June 1, 2017.

Can I change my vote?

Yes. You can change your vote at any time before the polls close at the Annual Meeting. You can do this by:

•	voting again by telephone or over the Internet prior to 11:59 p.m. Eastern Time on June 1, 2017;

•	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

•	voting again at the Annual Meeting.

Who counts the votes?

We have hired Computershare Trust Company, N.A. (“Computershare”) to count the votes represented by proxies and cast by ballot, and our General Counsel and Corporate Secretary, or other individual as appointed by the Board of Directors, will act as Inspector of Election.

When will we announce the voting results?

We will announce the preliminary voting results at the Annual Meeting. Within four business days of the Annual Meeting, we will report the final results on our website and in a Current Report on Form 8-K filed with the SEC.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker has the authority to vote your shares for “routine” matters even if you do not provide the broker with voting instructions

Without instructions from you, the broker may not vote on any proposals other than the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2017, which is a routine matter.

What if I am a stockholder of record and return my proxy but don’t vote for some of the matters listed on my proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted “FOR” the director nominees listed on the card, (Proposal 1), “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 2), “FOR” the approval of the compensation of our named executive officers, (Proposal 3), for the option of ONE YEAR as the frequency of holding an advisory vote the on executive compensation (Proposal 4), “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to declassify the Board of Directors (Proposal 5) and “FOR” the approval of an amendment to the Immersion Corporation 2011 Equity Incentive Plan (Proposal 6).

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank or broker by the deadline provided in the materials you receive from your bank or broker. If you do not provide voting instructions to your bank or broker, whether your shares can be voted by such person depends on the type of item being considered for vote. Brokers may not vote shares held in street name on non-routine matters unless they have received voting instructions from the beneficial owners on how to vote those shares. All other matters are considered “non-routine”.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters to be presented at the Annual Meeting. If any matters are properly brought before the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

Do we have a policy about directors’ attendance at the Annual Meeting?

Pursuant to the Corporate Governance Principles, directors are strongly encouraged to attend the Annual Meeting. All of our directors attended the 2016 Annual Meeting of Stockholders.

How can I access Immersion Corporation’s proxy materials and annual report electronically?

This proxy statement, the accompanying proxy card and the 2016 Annual Report are being made available to our stockholders on the Internet at www.envisionreports.com/IMMR through the notice and access process. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

If you own Immersion Corporation common stock in your name, you can choose this option and reduce the cost of producing and mailing these documents and help the environment by checking the box for electronic delivery on your proxy card, or by following the instructions provided when you vote by telephone or over the Internet. If you hold your Immersion Corporation common stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports over the Internet.

If you choose to view future proxy statements and annual reports over the Internet, you will receive a Notice of Internet Availability next year in the mail containing the Internet address to use to access our proxy statement and annual report. Your choice will remain in effect unless you change your election following the receipt of a Notice of Internet Availability. You do not have to elect Internet access each year. If you later change your mind and would like to receive paper copies of our proxy statements and annual reports, you can request both by following the directions set forth on the Notice of Internet Availability.

Who bears the cost of this proxy solicitation?

Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by email, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Immersion Corporation common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies.

How do I submit a proposal for action at the 2018 Annual Meeting of Stockholders?

A proposal for action to be presented by any stockholder at the 2018 Annual Meeting of Stockholders will be acted upon only:

•	if the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the proposal is received by our Corporate Secretary on or before December 19, 2017;
•	if the proposal is not to be included in the proxy statement, pursuant to our Bylaws, the proposal is submitted in writing to our Corporate Secretary on or before December 19, 2017 and such proposal is, under Delaware General Corporation Law (“Delaware Law”), an appropriate subject for stockholder action; or
•	in the case of nominating directors, if we increase the number of directors to be elected at our 2018 Annual Meeting of Stockholders and there is no public announcement by us naming the nominees for additional directorships by December 9, 2017, we must receive proposals for nominations no later than the close of business on the 10th day following the day on which such public announcement is made.

In addition, the stockholder proponent, or a representative who is qualified under state law, must appear in person at the 2018 Annual Meeting of Stockholders to present such proposal.

Proposals should be sent to our Corporate Secretary, Immersion Corporation, 50 Rio Robles, San Jose, California 95134.

How can I view or request copies of our corporate documents and SEC filings?

Our website contains our Certificate of Incorporation, Bylaws, Corporate Governance Principles, Stock Ownership Policy, Board Committee Charters, the Code of Business Conduct and Ethics and our SEC filings. To view these documents, go to www.immersion.com, click on “Investor Relations” and click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our directors and executive officers, go to www.immersion.com, click on “Investor Relations” and click on “Financial Info.”

We will promptly deliver free of charge a copy of our 2016 Annual Report Form 10-K to any stockholder requesting a copy. Requests should be directed to our Corporate Secretary, Immersion Corporation, 50 Rio Robles, San Jose, CA 95134.

What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the “1934 Act”), only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of the proxy statement. This is known as householding.

We will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to our Corporate Secretary, Immersion Corporation, 50 Rio Robles, San Jose, CA 95134.

Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Computershare, to request that only a single copy of the proxy statement be mailed in the future.

Contact Computershare by phone at (888) 265-3747 or by mail at 250 Royall Street, Canton, MA 02021.

Beneficial owners should contact their broker or bank.

ELECTION OF DIRECTORS (PROPOSAL 1)

The Board of Directors of Immersion Corporation (the “Board of Directors” or the “Board”) is elected by the stockholders to oversee their interest in the long-term health and the overall success of our business and its financial strength. The Board serves as our ultimate decision-making body, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting our business.

Election Process

Pursuant to our current Amended and Restated Certificate of Incorporation, our Board membership is divided into three classes — Class I, II, and III directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. In accordance with our Amended and Restated Certificate of Incorporation, the Class III directors will be elected at this Annual Meeting, the Class I directors are to be elected at the annual meeting of stockholders in 2018 and, the Class II directors are to be elected at the annual meeting of stockholders in 2019. If a quorum is present and voting, the nominees for Class III directors receiving the greatest number of votes will be elected as Class III directors. Any votes withheld and broker non-votes have no effect on the vote.

At this Annual Meeting, we are seeking stockholder approval to amend our Amended and Restated Certificate of Incorporation to declassify the Board, which means that commencing with the 2018 Annual Meeting, directors will be elected to one-year terms, with the board becoming declassified as of the date of the 2020 Annual Meeting. Please review Proposal 5 (approval of the amendment to the Amended and Restated Certificate of Incorporation).

Nomination of Directors

The entire Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates to the entire Board for Board membership. The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, which are described in further detail below. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group of directors with diverse and relevant experience that can best perpetuate our success and represent stockholder interests through sound judgment.

The Nominating and Corporate Governance Committee may seek the input of other members of the Board or management in identifying candidates who meet the criteria outlined above. In addition, the Nominating and Corporate Governance Committee may use the services of consultants or a search firm. The Nominating and Corporate Governance Committee will consider recommendations by our stockholders of qualified director candidates for possible nomination by the Board. Stockholders may recommend qualified director candidates by writing to our Corporate Secretary at Immersion Corporation, 50 Rio Robles, San Jose, California 95134. Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director.

Based on a preliminary assessment of a candidate’s qualifications, the Nominating and Corporate Governance Committee may conduct interviews with the candidate or request additional information from the candidate. The Nominating and Corporate Governance Committee uses the same process for evaluating all candidates for nomination by the Board, including those recommended by stockholders. Our Bylaws permit persons to be nominated as directors directly by stockholders under certain conditions. To do so, stockholders must comply with the advance notice requirements outlined under “How do I submit a proposal for action at the 2018 Annual Meeting of Stockholders?” above in the Question and Answer section of this proxy statement.

Qualifications of Directors and Nominees

When evaluating potential director nominees, the Nominating and Corporate Governance Committee considers each individual’s professional expertise and educational background in addition to the individual’s general qualifications. The Nominating and Corporate Governance Committee works with the Board to determine the appropriate mix of backgrounds and experiences in order to establish and maintain a Board that is strong in its collective knowledge and that can fulfill its responsibilities and oversee our business consistent with its fiduciary duty to stockholders.

The Nominating and Corporate Governance Committee communicates with the Board to identify backgrounds, qualifications, professional experiences, and areas of expertise that impact our business that are particularly desirable for our directors to possess in order to help meet specific Board needs, including:

•	Industry knowledge, especially in our key markets of mobile devices, content, gaming and automotive, which is vital in understanding and reviewing our strategy;
•	Operating experience as current or former executives, which gives directors specific insight, and expertise that will foster active participation in the development of our business strategy and provide the appropriate tools for overseeing the implementation of our operating plan;
•	Executive leadership experience, which gives directors who have served in significant leadership positions strong abilities to motivate and manage others and to identify and develop leadership qualities in others;
•	Accounting and financial expertise, which enables directors to analyze our financial statements and oversee our accounting and financial reporting processes;
•	Public company board and corporate governance experience, which provides directors a solid understanding of their extensive and complex oversight responsibilities and furthers our goals of greater transparency, accountability for management and the Board, and protection of our stockholders’ interests; and
•	Technology licensing and IP monetization experience, which is the core focus of our strategy.

The following table highlights each director’s or director nominee’s specific skills, knowledge and experience. A particular director may possess other skills, knowledge or experience even though they are not indicated below.

	Industry	Operating	Leadership	Accounting and Financial	Public Company Board/ Corporate Governance	Technology Licensing and IP Monetization
Director
Sharon Holt	Ö	Ö	Ö			Ö
Carl Schlachte	Ö	Ö	Ö	Ö	Ö	Ö
David Habiger	Ö	Ö	Ö	Ö	Ö	Ö
Jack Saltich	Ö	Ö	Ö	Ö	Ö	Ö
Victor Viegas	Ö	Ö	Ö	Ö	Ö	Ö
David Sugishita	Ö	Ö	Ö	Ö	Ö
John Veschi	Ö	Ö	Ö	Ö	Ö	Ö
Daniel McCurdy	Ö	Ö	Ö			Ö

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experience in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

2017 Nominees for Director

Our Board’s nominees for election as Class III directors are Carl Schlachte, Sharon Holt, and Daniel McCurdy. Mr. Schlachte currently serves as Chairman of the Board and was elected by the stockholders at the 2014 Annual Meeting of Stockholders. In August 2016, the Board increased the size of the Board of Directors to seven and appointed Ms. Holt to serve as a Class III director. In February 2017, we entered into a Cooperation Agreement with Viex Opportunities Fund, LP-Series One, Viex Special Opportunities Fund II, LP, Viex GP, LLC, Viex Special Opportunities GPII, LLC Viex Capital Advisors, LLC and Eric Singer (collectively, the “Viex Group”) (the “Cooperation Agreement”), pursuant to which we agreed among other things, to nominate, recommend to the shareholders, support and provide for the nomination of Daniel McCurdy as a director at the 2017 Annual Meeting, and to appoint him upon election to our Nominating and Corporate Governance Committee. If elected, Mr. Schlachte, Ms. Holt, and Mr. McCurdy will hold office until the 2020 Annual Meeting of Stockholders and until their successors are elected and qualified. Mr. Habiger, who has served as a Class III director since 2014, will not stand for re-election.

We have no reason to believe that Mr. Schlachte, Ms. Holt, or Mr. McCurdy will be unable or unwilling to serve if elected. However, if they should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors; provided, however, in the event Mr. McCurdy is unable to serve, resigns or is removed prior to the end of his term, the Viex Group can identify and recommend a replacement director candidate who shall be “independent” under NASDAQ listing standards with relevant financial, industry and business experience to fill the vacancy and independent of the Viex Group, which candidate will be subject to approval by the Board.

The Board believes that Mr. Schalchte, Ms. Holt, and Mr. McCurdy’s qualifications, skills and experiences would contribute to an effective and well-functioning Board. The Board and the Nominating and Corporate Governance Committee believe that the above named nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to our management.

Included in each of the nominee’s biography below is an assessment of their specific qualifications, attributes, skills and experience based on the qualifications described above.

There are no family relationships between Mr. Schlachte, Ms. Holt, or Mr. McCurdy, any directors, or any of our executive officers.

Nominees for Director – Class III Directors – To Be Elected for a Term Expiring in 2020

Sharon Holt

Director since 2016

Age: 52

Board Committee: Compensation

Education: BSEE from Virginia Polytechnic Institute and State University

Professional Experience: Ms. Holt is a Principal at Fraser Stuart Ventures, LLC, a private investment and advisory firm. Since 2012 she has served as an advisor to several technology companies, including Analogix Semiconductor, a semiconductor designer and manufacturer, Kandou Bus., S.A., a technology development and licensing company, and Mgestyk Technologies, a developer and licensor of gesture control technology. Ms. Holt was a senior executive at Rambus, a leading technology development and licensing company, from 2004 to 2012 where she served as Senior Vice President of Sales, Licensing and Marketing, and Senior Vice President and General Manager of the $300M Semiconductor Business Group. From 1999 to 2004, Ms. Holt was an executive at Agilent Technologies in the Semiconductor Products Group (now Broadcom), where her last position was Vice President & General Manager of Americas Field Operations, overseeing sales and technical support operations for the $2B semiconductor business, including ASICs, ASSPs, optical and wireless ICs. Prior to that, she ran sales operations focused on Agilent’s largest global customers. From 1986 to 1999, Ms. Holt worked at HP in Applications Engineering, Sales, and Distribution Channel Management for the Semiconductor Products Group.

Director Qualifications: Ms. Holt brings more than 30 years of experience in the semiconductor industry, and has a proven track record of developing business and partnerships with market-leading technology companies. Her experience advising technology companies looking to optimize their intellectual property and licensing business strategy, customer engagements, and strategic partnerships makes her an ideal advisor to Immersion in putting its business and licensing strategies into practice.

Daniel McCurdy

Age: 60

Education: B.A. from University of North Carolina

Professional Experience: Mr. McCurdy joined Quatela Lynch McCurdy LLC, an advisory firm assisting companies in growth strategies that leverage intellectual property, on January 1, 2017. Previously, Mr. McCurdy was Senior Vice President, RPX Corporation from July 1, 2014 through December 31, 2016. From 2008 through June 2014, he was CEO of Allied Security Trust, and Chairman and CEO of PatentFreedom, the world’s leading source of information on Non-Practicing Entities. In June 2014, PatentFreedom was acquired by RPX. Previously, Mr. McCurdy was founding CEO of ThinkFire; President of Intellectual Property of Lucent Technologies and Bell Laboratories; a Vice President of IBM responsible for the creation of its Life Sciences business unit; a Vice President of Ciena Corporation where he directed merger, acquisition and corporate development; Director of Business Development for IBM Research; and Manager of Technology and Intellectual Property Policy for IBM worldwide.

Director Qualifications: Mr. McCurdy brings more than 25 years of international executive experience in the technology, corporate development and intellectual property fields. His experience makes him uniquely qualified to advise Immersion on its use of its intellectual property and technology assets to maximize shareholder value.

Carl Schlachte

Director since 2011 and Chairman of the Board since July 2012

Age: 53

Board Committees: Audit, Nominating and Corporate Governance

Education: B.S. from Clemson University

Professional Experience: Mr. Schlachte is Chairman, President and CEO of Ventiva, Inc., which designs and develops thermal management technologies for consumer applications in mobile computing, power electronics and LED lighting. From 2006 to December 2011, Mr. Schlachte was Chairman of the Board of MOSAID Technologies Incorporated, one of the world’s leading IP companies, focused on the licensing and development of semiconductor and communications technologies. From 2004 to 2009, Mr. Schlachte was President and CEO of ARC International, a leading provider of multimedia solutions to semiconductor companies worldwide. From October 2010 to 2016, Mr. Schlachte served on the Board of Peregrine Semiconductor Corp.

Director Qualifications: Mr. Schlachte brings more than 25 years of experience in the semiconductor industry, including CEO roles at global fabless semiconductor and IP companies and executive positions at Motorola and ARM Holdings plc. He has served on various public company boards and has developed a high level of financial literacy during his career as a C-level executive by overseeing the financial matters of the companies he has led.

The Board of Directors recommends a vote FOR the election of Ms. Holt, Mr. McCurdy and Mr. Schlachte as Class III directors.

Directors Serving for a Term Expiring at the 2018 Annual Meeting of Stockholders (Class I Directors)

Jack Saltich

Director since 2002

Age: 73

Board Committees: Compensation (Chair), Nominating and Corporate Governance (Chair)

Education: B.S. and M.S. in electrical engineering from University of Illinois

Professional Experience: Mr. Saltich served as Chairman of the Board from February 2009 until July 2012. Mr. Saltich also served as Lead Independent Director from October 2007 to February 2009. He was the Chairman and interim Chief Executive Officer of Vitex Systems, Inc., a private technology company that develops transparent ultra-thin barrier films for use in the manufacture of next-generation OLED displays, from January 2006 to April 2011. From July 1999 to August 2005, Mr. Saltich served as the President, Chief Executive Officer and a Director of Three-Five Systems, Inc., a manufacturer of display systems and provider of electronic manufacturing services. Three-Five Systems, Inc. filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code on September 8, 2005. From 1993 to 1999, Mr. Saltich served as a Vice President of Advanced Micro Devices, where his last position was Vice President & General Manager of AMD’s European Microelectronics Center in Dresden, Germany. From 1991 to 1993, Mr. Saltich served as Executive Vice President for Applied Micro Circuits Company, a company servicing the high speed telecommunications market. From 1988 to 1991, he was Vice President at VLSI Technology, a semiconductor company. From 1971 to 1988, Mr. Saltich served in a number of executive capacities with Motorola, Inc. Mr. Saltich previously served on the board of directors of InPlay Technologies, Inc. from 2007 to 2008, Ramtron International Corporation from 2005 to 2011, Vitex Systems from 2006 to 2011, Leadis Technology from 2006 to 2012, and Atmel Corporation from 2007 to 2016.

Director Qualifications: Mr. Saltich brings to our Board over 28 years of experience with semiconductor companies and companies specializing in display systems. Additionally, Mr. Saltich’s executive level experience at Three-Five Systems, a display company, and his experience with AMD and other semiconductor companies as well as his many years of service on public company boards and committees provides an invaluable contribution to our Board.

Victor Viegas

Director since 2002

Age: 60

Board Committees: None

Other Public Company Boards: None

Education: B.S. in Accounting and an M.B.A. from Santa Clara University. Mr. Viegas is also a Certified Public Accountant in the State of California, on inactive status.

Professional Experience: Mr. Viegas was named our Chief Executive Officer in April 2010, and previously served as our Interim Chief Executive Officer beginning in October 2009. Mr. Viegas also served as our Interim Chief Financial Officer from February 2016 until September 2016 and December 2011 until May 2012. Mr. Viegas was our Chief Executive Officer from October 2002 through April 2008, and President from February 2002 through April 2008. Mr. Viegas also was Chairman of our Board from October 2007 to February 2009. Mr. Viegas also served as Chief Financial Officer until February 2005, having joined us in August 1999 as Chief Financial Officer, Vice President, Finance. From June 1996 to August 1999, he served as Vice President, Finance and Administration and Chief Financial Officer of Macrovision Corporation, a developer and licensor of video and software copy protection technologies. From October 1986 to June 1996, he served as Vice President of Finance and Chief Financial Officer of Balco Incorporated, a manufacturer of advanced automotive service equipment.

Director Qualifications: Mr. Viegas brings to our Board more than 20 years of intellectual property and licensing experience and comprehensive knowledge of our company and its operations. He has had the benefit of viewing us from many perspectives, including as the former and current interim Chief Financial Officer, as the Chief Executive Officer and as a Board member. He led us through our litigation with Sony and Microsoft, through the conclusion of the financial investigation and restatement and the transition away from a medical products business to a licensing model. Mr. Viegas is responsible for managing all facets of our business, a role that provides him with critical insight into our operations and the challenges and opportunities we face and, thus, he is a key contributor to our Board’s oversight of risk, strategic and financial planning and other critical management functions.

Directors Serving for a Term Expiring at the 2019 Annual Meeting of Stockholders (Class II Directors)

David Sugishita

Director since 2010

Age: 69

Board Committees: Audit (Chair), Compensation

Education: B.S. in Finance from San Jose State University and an M.B.A. from Santa Clara University

Professional Experience: Mr. Sugishita served as the non-executive Chairman of the Board of Atmel Corporation from August 2006 to April 2016, and served as a director of Atmel from February 2004 to April 2016. In addition, Mr. Sugishita was Chairman of the Audit Committee of Atmel. Previously he

served on the board of directors of Micro Component Technology, Inc. from 1994 to 2009, Magma Design Automation from 2010 to 2011, and Ditech Networks, Inc. from 2003 to 2012. Mr. Sugishita is retired and previously held various senior financial management positions with SONICblue Inc. (EVP/CFO), RightWorks (EVP/CFO), Synopsys (SVP/CFO), Actel (SVP/CFO), Micro Component Technology (SVP/CFO), Applied Materials (VP/ Corporate Controller) National Semiconductor (VP/Finance), Fairchild Camera & Instrument (Controller) and Intersil (Controller) during the past 40 years.

Director Qualifications: Mr. Sugishita brings to the Board over two decades of experience as a financial executive officer and member of the boards of directors of public high technology companies, specifically in the semiconductor industry, which is an important vertical market for our company. Additionally, Mr. Sugishita brings many years of service on public company boards, including as Chairman, and service on audit and nomination and corporate governance committees. Mr. Sugishita’s experience is invaluable in helping us to continue to provide strong financial oversight at the Board level.

John Veschi

Director since 2014

Age: 55

Board Committees: Audit, Nominating and Corporate Governance

Other Public Company Boards: None

Education: B.S. in Electrical Engineering from Lafayette College, J.D. from University of Maryland and M.B.A. from George Washington University

Professional Experience: Mr. Veschi serves as the COO of Hilco IP Merchant Banking, a role he assumed in November 2016 when his company, Marquis Technologies, merged into Hilco. Marquis was a full service technology and IP consulting business Mr. Veschi founded in January 2015. Prior to that, Mr. Veschi served as the CEO of Rockstar Consortium from July 2011 through January 2015 at which time Rockstar was woundup as a result of a $900 million asset sale to RPX. From 2008 through July 2011, Mr. Veschi served as the Chief IP Officer at Nortel Networks. Nortel filed for Bankruptcy in early 2009. Mr. Veschi managed the IP function through the bankruptcy process, resulting in a $4.5 billion sale of Nortel IP assets in July 2011 to Rockstar Consortium. Prior to joining Nortel, Mr. Veschi ran licensing businesses at Agere Systems (Lucent Microelectronics spinoff) and LSI Corporation (now Broadcom). In 2011, Mr. Veschi also served on the Board of MOSAID Technologies Incorporated, one of the world’s leading IP companies, focused on the licensing and development of semiconductor and communications technologies.

Director Qualifications: Mr. Veschi brings over twenty years of law firm and corporate IP experience, including over ten years as the CEO or GM of successful IP licensing businesses. These experiences at Agere, LSI, Nortel and Rockstar make him familiar with the challenges that Immersion faces as an IP licensing company and position him to advise Immersion on such challenges.

DIRECTOR COMPENSATION

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding all matters pertaining to compensation paid to directors for Board, committee and committee chair services. Under the Compensation Committee charter, the Compensation Committee is authorized to engage consultants or advisors in connection with its review and analysis of director compensation. Directors who also serve as our employees do not receive payment for services as directors.

2016 Annual Compensation

In 2016, non-employee directors each received an annual retainer fee of $25,000, typically paid in quarterly installments on the date of each quarterly Board meeting. In addition, the Chairman of our Board received an additional retainer fee of $20,000. The Chairman of our Audit Committee received a $10,000 annual committee fee, the Chairman of our Compensation Committee received an $8,000 annual committee fee, and the Chairman of our Nominating and Corporate Governance Committee received a $3,000 annual committee fee. The other members of our Audit and Compensation Committees each received a $3,000 annual committee fee and the other members of our Nominating and Corporate Governance Committee each received a $2,000 annual committee fee. These annual committee fees are typically paid quarterly on the date of the quarterly Board meetings. Fees for partial year service are pro-rated. Directors are entitled to reimbursement of reasonable travel expenses they incur in connection with attending Board and committee meetings.

Non-employee directors are granted an option to purchase 40,000 shares of our common stock upon joining the Board. This initial option, like those received by other individuals initially joining us, is granted with an effective date of the 10th business day of the month following the month the director joins the Board; the exercise price per share for such option equals the closing price per share on The NASDAQ Global Market on such effective date. Subject to continued service, such option vests as to 1/4th of the shares subject to the grant on the first anniversary of the date of commencement of service and 1/48th monthly thereafter.

Non-employee directors receive an annual grant of restricted stock awards (“RSAs”) or a stock option having a value equal to $125,000, 100% of which vests on the first anniversary of the grant date.

2016 Director Compensation Table

The following table sets forth information concerning the compensation earned during 2016 by each person who served as a director during the year ended December 31, 2016:

Director (1)	Fees Earned or Paid in Cash (2)($)	Stock Awards (3) (4)($)	Option Awards (3)(5)($)	Total ($)
David Habiger	$30,000	126,390	—	156,390
Sharon Holt	$11,591	—	135,988	147,579
Jack Saltich	$36,000	126,390	—	162,390
Carl Schlachte	$50,000	—	125,188	175,188
David Sugishita	$38,000	126,390	—	164,390
John Veschi	$30,000	126,390	—	156,390

(1)	In 2016, Mr. Viegas was our only employee director, and he did not receive any additional compensation for his services as a member of our Board while he was an employee.

(2)

Consists of meeting fees for service as a member of our Board. Fees earned by directors vary depending on the number of committees on which the director served and whether the director was Chairman of our Board or served as chair of certain committees. See “2016 Annual Compensation” above for more information.

(3)

Represents the grant date fair value of each stock option or restricted stock award, as applicable, granted in 2016 in accordance with Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (FASB ASC Topic 718), disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For a discussion of assumptions used to calculate the FASB ASC Topic 718 grant date fair value, refer to Note 9 (Stock-based Compensation) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016. See “2016 Annual Compensation” above for more information.

(4)	For each non-employee director, below is the aggregate number of RSAs outstanding on December 31, 2016 that were all granted in 2016.

Director	Restricted Stock Awards Outstanding at December 31, 2016 (#)
David Habiger	19,385
Jack Saltich	19,385
Carl Schlachte	—
David Sugishita	19,385
John Veschi	19,385

(5)	For each non-employee director, below is the aggregate number of shares subject to options outstanding on December 31, 2016.

Director	Option Awards Outstanding at December 31, 2016 (#)
David Habiger	61,675
Sharon Holt	40,000
Jack Saltich	18,500
Carl Schlachte	104,149
David Sugishita	10,834
John Veschi	61,675

CORPORATE GOVERNANCE

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust. The Board of Directors has established Corporate Governance Principles which provide a framework for our effective governance. The principles address matters such as the director responsibilities, director qualifications, determination of director independence, Board committee structure, Chief Executive Officer performance evaluation and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Principles and other governance materials as it deems necessary and appropriate.

The corporate governance section of our website makes available our corporate governance materials, including the Corporate Governance Principles, our Stock Ownership Policy, the charters for each Board committee and our Code of Business Conduct and Ethics. To access these documents on our website, www.immersion.com, click on “Investor Relations” and then “Governance.”

Board Leadership Structure

Our Board has determined that having an independent director serve as Chairman of our Board is in our best interests and those of our stockholders. This Board structure enhances the independence of our Board from our management by ensuring a greater role for the independent directors in our oversight and active participation of the independent directors in setting agendas and establishing priorities and procedures for our Board. In addition, separating these roles allows our Chief Executive Officer to focus his efforts on running our business and managing our day-to-day operations, while allowing our Board to benefit from our Chairman’s extensive experience in leadership roles at a number of public companies and his knowledge and expertise in intellectual property licensing and enforcement. Every regular meeting of our Board includes a meeting of our independent non-executive directors without management present.

Board Leadership Structure

•	Chairman of the Board: Carl Schlachte

•	Chief Executive Officer: Victor Viegas

•	All of our non-employee directors are independent.

Independence of Directors

In accordance with the standards for independence set forth in the rules of The NASDAQ Stock Market, our Board has determined that, except for Mr. Viegas, our Chief Executive Officer, each of the members of our Board has no relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director and is otherwise “independent” in accordance with the applicable rules of The NASDAQ Stock Market as currently in effect.

Risk Management

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities for us and our stockholders. Consistent with our Board leadership structure, our Chief Executive Officer and other members of our executive team are responsible for the day-to-day management of risk, while our Board is responsible for ensuring that we have an appropriate culture of risk management, set the right “tone at the top,” oversee our aggregate risk profile and assist management in addressing specific risks.

Our Board exercises its oversight responsibility for risk both directly and through its standing committees. Strategic, operational and competitive risks also are presented and discussed at our Board’s quarterly meetings, and more often as needed. On at least an annual basis, our Board conducts a review of our long-term strategic plans and members of our executive team report on our top risks and the steps management has taken or will take to mitigate these risks. On a regular basis between Board meetings, our Chief Executive Officer provides updates to the Board on the critical issues we face and recent developments in our principal markets.

Risk Management

•	Our Board oversees risk management.
•	Our Board and standing committees spend a portion of their time reviewing and discussing specific risk topics.
•	Company management is charged with managing risk through internal processes and controls.

Our Audit Committee is responsible for reviewing our risk management framework and programs, as well as the framework by which management discusses our risk profile and risk exposures with our full Board and its committees. Our Audit Committee meets regularly with our Chief Financial Officer, our independent auditor, our General Counsel, and other members of senior management to discuss our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks, and our risk management framework and programs. Other responsibilities include at least annually reviewing the implementation and effectiveness of our compliance and ethics program and our business continuity plan and test results. Our Audit Committee meets regularly in separate executive sessions with the independent auditor, as well as with Audit Committee members only, to facilitate a full and candid discussion of risk and other issues.

Our Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. Our Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee benefit plans. For additional information regarding the Compensation Committee’s review of compensation-related risk, please see the section of this proxy statement entitled “Compensation Discussion and Analysis—Risk Assessment of Compensation Programs.”

Our Nominating and Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, director independence, and our corporate governance profile and ratings. Our Nominating and Corporate Governance Committee also is actively engaged in overseeing risks associated with succession planning for our Board and management.

Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of management. Each year, the Nominating and Corporate Governance Committee meets with our Vice President, Human Resources and other executives to discuss management succession planning and to address potential vacancies in senior leadership. The Nominating and Corporate Governance Committee also annually reviews with the Board succession planning for our Chief Executive Officer. In addition to executive and management succession, the Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to ensure a mix of skills, experience, tenure, and diversity that promote and support the Company’s long-term strategy. In doing so, the Nominating and Corporate Governance Committee takes into consideration the overall needs, composition and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications. Individuals identified by the Nominating and Corporate Governance Committee as qualified to become directors are then recommended to the Board for nomination or election.

Board and Committee Self-Evaluations

Each year, the Nominating and Corporate Governance Committee oversees the self-evaluation process of the Board, committees and Chairman. The process is conducted using a detailed questionnaire which (a) provides for quantitative ratings in key area and (b) seeks subjective comment in each of these areas. The questionnaire is submitted to our outside counsel who compiles the results and reports them back to the Board.

Company Policies

Our Board has adopted several policies governing directors, employees, and/or officers: a) Code of Business Conduct and Ethics that outlines the principles of legal and ethical business conduct; b) Stock Ownership Policy, which requires our CEO and non-employee directors to have a direct ownership in Immersion’s common stock; and c) Insider Trading Policy, which outlines the procedures and guidelines governing securities trades by our employees.

The Code of Business Conduct and Ethics is applicable to all of our directors, employees, and officers and is available on our website at http://ir.immersion.com/governance.cfm. Any substantive amendment or waiver of this policy may be made only by our Board upon a recommendation of the Audit Committee and, as required by applicable SEC rules, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by disclosing such information on our website.

The Stock Ownership Policy is applicable to our CEO and non-employee directors and is available on our website at http://ir.immersion.com/governance.cfm. This policy requires that these individuals hold stock equal in value to three times the amount of their annual cash retainer/base salary. This is calculated once a year and there is a five year period in which to comply. If it is determined that a particular person does not comply with the policy, the individual will be notified and will be required to retain 50% of the net shares received as a result of any exercise, vesting or payment of any equity awards until he or she becomes compliant.

The Insider Trading Policy applies to all of our current and former employees, directors, independent contractors, agents and consultants. The Insider Trading Policy prohibits short sales, hedging or pledging of stock by employees, officers or directors.

Communications by Stockholders with Directors

Stockholders may communicate with any and all directors by transmitting correspondence by mail, facsimile, or e-mail, addressed as follows: Board or individual director, c/o Corporate Secretary, Immersion Corporation, 50 Rio Robles, San Jose, California 95134; Fax: (408) 350-8761; E-mail Address: corporate.secretary@immersion.com. Our Corporate Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee(s). The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Board Meetings and Committees of the Board

Attendance at Board, Committee and Annual Stockholder Meetings

Our Board and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time. The Board met eight times during 2016. Each director attended at least 75% of the meetings of the Board and of any committees of the Board on which he serves. The total number of meetings held by each committee is set forth below under “Committees of the Board.”

We make every effort to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors, taking into account the directors’ schedules. All directors are encouraged to attend the annual meeting of stockholders. All of our directors attended our 2016 annual meeting of stockholders.

Executive Sessions of the Board

The non-executive members of our Board and all committees of our Board meet in executive session without management present at each regularly scheduled in-person Board and committee meeting.

Committees of the Board

The Board has a separately-designated standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

The Board has also adopted a written charter for each of the Board committees. Each charter is available on our website at http://ir.immersion.com/governance.cfm.

In each case, our Board has delegated the responsibilities set forth below to the respective committee; however, our Board may from time to time, perform the duties itself.

The table below provides current membership (M) and chairmanship (C) information for each standing committee.

Name	Audit	Compensation	Nominating and Corporate Governance
Victor Viegas
David Habiger		M	M
Sharon Holt		M
Jack Saltich		C	C
Carl Schlachte	M		M
David Sugishita	C	M
John Veschi	M		M

Audit Committee and Audit Committee Financial Expert

Members:	David Sugishita (Chairman) John Veschi Carl Schlachte
Number of Meetings in Fiscal Year 2016:	7
Independence:

Our Board has determined that each member of the Audit Committee meets the independence criteria set forth in the applicable rules of The NASDAQ Stock Market and the SEC for Audit Committee membership.

Financial Expert:

Our Board has determined that all members of the Audit Committee possess the level of financial literacy required by applicable NASDAQ Stock Market and SEC rules and that in accordance with section 407 of the Sarbanes-Oxley Act of 2002, at least one member of the Audit Committee, Mr. Sugishita, is an “audit committee financial expert,” as defined in the rules of the SEC.

Responsibilities:	Our Audit Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to the following:
• retaining our independent registered public accounting firm;

•     reviewing the scope of audit and pre-approving permissible non-audit services by our independent registered public accounting firm;

•     reviewing the accounting principles and auditing practices and procedures to be used for our financial statements;

•     reviewing the results of the audits of our financial statements;

•     reviewing risk management framework and programs; and

•     reviewing related party transactions.

Compensation Committee

Members:	Jack Saltich (Chairman) David Habiger Sharon Holt David Sugishita
Number of Meetings in Fiscal Year 2016:	5
Independence:

Our Board has determined that each member of the Compensation Committee meets the independence criteria set forth in the applicable NASDAQ Stock Market rules, is a “non-employee director,” as defined in Rule 16b-3 under Section 16 of the Exchange Act, and is an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Responsibilities:

Our Compensation Committee provides assistance to our Board in various matters, including with respect to the following:

•     overseeing our general compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for management and employees and properly aligning executive compensation with stockholder interests and business performance;

•    making recommendations to the Board with respect to and administration of our equity-based compensation plans, including our equity incentive plans and employee stock purchase plan;

•     reviewing and approving compensation packages for our executive officers;

•     reviewing and approving employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; and

•    reviewing the compensation of directors for service on the Board and its committees and recommending changes in compensation to the Board.

Other than the delegation to the Chief Executive Officer of the authority to grant awards under certain equity plans pursuant to guidelines set by the Board, our Compensation Committee has not delegated any of its duties under its charter. The Compensation Committee may, however, from time to time, delegate duties or responsibilities to subcommittees or to one member of the Compensation Committee.

Nominating and Corporate Governance Committee

Members:	Jack Saltich (Chairperson) David Habiger Carl Schlachte John Veschi
Number of Meetings in Fiscal Year 2016:	1
Independence:	Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the criteria for independent Board members set forth in the applicable NASDAQ Stock Market rules.

Responsibilities:

Our Nominating and Corporate Governance Committee provides assistance to our Board in various matters, including fulfilling its responsibilities with respect to the following:

•     identifying, evaluating and recommending candidates for Board positions to our Board and recommending to our Board policies on Board and committee composition and criteria for Board membership;

•     recommending to our Board, and reviewing on a periodic basis, our succession plan, including policies and principles for selection and succession of the Chief Executive Officer in the event of an emergency or the resignation or retirement of our Chief Executive Officer;

•    periodically reviewing policies and the compliance of senior executives with respect to these policies;

•     reviewing our compliance with corporate governance listing requirements of The NASDAQ Stock Market; and

•     assisting our Board in developing criteria for the annual evaluation of our Chief Executive Officer, director and committee performance.

RELATED PERSON TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of any related party transactions. Review of any related party transaction would include reviewing each such transaction for potential conflicts of interests and other improprieties. Except as described in “Director Compensation” above and “Executive Compensation” below, since January 1, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions, to which we are or were a party, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any of the immediate family members of such persons, had or will have a direct or indirect material interest.

In addition to indemnification provisions in our Bylaws, we have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers for some types of expenses, including attorney’s fees, judgments, fines, and settlement amounts incurred by persons in any action or proceeding, including any action by us or in our right, arising out of their services as our director or executive officer. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table sets forth information regarding beneficial ownership of Immersion Corporation common stock by each director, each director nominee, each individual named in the 2016 Summary Compensation Table on page 47, and our directors, director nominees and executive officers as a group, all as of February 28, 2017. Unless otherwise noted, voting power and investment power in Immersion Corporation common stock are held solely by the named person. The address of each of the individuals named below is c/o Immersion Corporation, 50 Rio Robles, San Jose, California 95134.

Name	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares [1]	Additional Information
Victor Viegas	1,355,240	4.67%	Includes 1,279,853 shares that may be acquired upon exercise of options on or before April 29, 2017.
Nancy Erba	0		—
Anne Marie Peters	205,586	*	Includes 150,565 shares that may be acquired upon exercise of options on or before April 29, 2017
Mahesh Sundaram	134,479	*	Includes 134,479 shares that may be acquired upon exercise of options on or before April 29, 2017.
Carl Schlachte	78,982	*	Includes 61,675 shares that may be acquired upon exercise of options on or before April 29, 2017.
David Habiger	66,893	*	Includes 47,508 shares that may be acquired upon exercise of options on or before April 29, 2017.
Sharon Holt	0		—
Jack Saltich	126,739	*	Includes 18,500 shares that may be acquired upon exercise of options on or before April 29, 2017.
David Sugishita	63,685	*	Includes 10,834 shares that may be acquired upon exercise of options on or before April 29, 2017.
John Veschi	62,726	*	Includes 43,341 shares that may be acquired upon exercise of options on or before April 29, 2017.
Daniel McCurdy	0		—
All directors, director nominees and executive officers as a group (10 persons)	2,094,330	7.22%	Includes 1,746,755 shares that may be acquired upon exercise of options on or before April 29, 2017.

* Less than 1% of issued and outstanding shares of Immersion Corporation common stock.

[1] Calculated on the basis of 29,024,429 shares of common stock outstanding as of February 28, 2017, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after February 28, 2017 are deemed to be outstanding for the purpose of calculating that stockholder’s percentage of beneficial ownership.

Principal Stockholders

Set forth in the table below is information about the number of shares held by persons we know to be the beneficial owners of more than 5% of the issued and outstanding Immersion Corporation common stock. Unless otherwise noted, to our knowledge, voting power and investment power in Immersion Corporation common stock are held solely by the named entity.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares [1]	Additional Information
Senvest Management, LLC 540 Madison Ave, 32nd Floor NY, NY 10022	4,446,597	15.32%	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2016, Senvest Management LLC and Richard Marshaal have shared voting and dispositive power with respect to these shares.
Viex Capital Advisors, LLC 825 Third Ave., 33rd Floor NY, NY 10022	2,048,898	7.05%	Based solely on a Schedule 13D/A filed with the SEC on February 7, 2017, Eric Singer, Viex Capital Advisors, LLC; Viex Opportunities Fund, LP; and Viex GP, LLC have shared voting and dispositive power with respect to 226,465 shares; Eric Singer, Viex Capital Advisors, LLC; Viex Special Opportunities Fund II, LP; and Viex Special Opportunities GP II, LLC have shared voting and dispositive power as to 1,822,433 shares. Shares are subject to a Cooperation Agreement dated February 6, 2017, among Eric Singer, Viex Capital Advisors, LLC; Viex Opportunities Fund; Viex Special Opportunities Fund II LP, Viex Special Opportunities GP II, LC; Viex GP, LLC; and the Company.
Shannon River 850 Third Ave., 11th Floor NY, NY 10022	1,967,618	6.77%	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2017, Spencer Waxman, Shannon River Partners, LP, Shannon River Fund Management Co LLC, and Shannon River Capital Management LLC have shared voting and dispositive power with respect to 194,311 shares, Spencer Waxman, Shannon River Master Fund, LP and Shannon River Global Management LLC have shared voting and dispositive power as to 229,662 shares, Spencer Waxman, Doonbeg Master Fund, LP and Doonbeg Global Management LLC have shared voting and dispositive power as to 1,543,645 shares.
BlackRock, Inc. 40 East 52nd St. NY, NY 10022	1,869,442	6.44%	Based solely on a Schedule 13G filed with the SEC on January 25, 2017, Blackrock Inc. has the sole voting power with respect to 1,816,595 shares and the dispositive power as to 1,869,442 shares.
Raging Capital Management, LLC Ten Princeton Ave., P.O. Box 228 Rocky Hill, NJ 08553	1,620,830	5.58%	Based solely on a Schedule 13G filed with the SEC on February 14, 2017. Raging Capital Management, LLC has the sole voting and dispositive power as to 1,620,830 shares.
[1] Calculated on the basis of 29,024,429 shares of common stock outstanding as of February 28, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our officers, directors, and persons who beneficially own more than 10% of our common stock were complied with during the fiscal year ended December 31, 2016.

COMPENSATION DISCUSSION AND ANALYSIS

This section describes our fiscal year 2016 (“fiscal 2016”) compensation program as it relates to the following executive officers, all of whom we refer to collectively as our “named executive officers.” Our named executive officers for fiscal 2016 are as follows:

Name	Title
Victor Viegas (1)	Chief Executive Officer, Interim Chief Financial Officer and Director
Paul Norris (1)	Former Chief Financial Officer
Nancy Erba (2)	Chief Financial Officer
Mahesh Sundaram	Vice President, Worldwide Sales and Customer Support

(1) Effective February 26, 2016, Mr. Norris resigned and Mr. Viegas was appointed Interim Chief Financial Officer.

(2) On September 1, 2016, Ms. Erba was appointed Chief Financial Officer.

Executive Summary

In this Compensation Discussion and Analysis, we summarize our objectives regarding the compensation of our named executive officers, including how we determine the elements and amounts of executive compensation. Included below are discussions regarding how our compensation program ties to our strategic goals and objectives and supports stockholder value creation. Specifically, we will discuss our compensation philosophy, our compensation approach, our compensation determinations and our policies and practices related to executive compensation. Our executive compensation program reflects a commitment to:

•	align compensation with our annual and long-term business objectives and performance;

•	enable us to attract, retain and reward executive officers and other key employees who contribute to our long-term success;

•	motivate executive officers to enhance long-term stockholder value; and

•	position us competitively among the companies against which we recruit and compete for talent.

2016 Executive Compensation Program.

In determining the compensation of our named executive officers for fiscal 2016, the Compensation Committee evaluated various factors, including the following:

•	our overall business and financial performance;

•	how our compensation program can drive our strategic goals and support stockholder value creation;

•	the individual’s performance, experience and skills;

•	compensation previously paid or awarded to the individual;

•	competitive market data for similar positions based on a blend of our peer group and the technology survey data from Radford Associates, a unit of Aon Hewitt and input from Compensia our external

•	independent compensation consultant; and

•	voting results from our 2014 “Say-on-Pay” vote on the compensation of our named executive officers.

For fiscal 2016, the Compensation Committee approved an executive compensation program that consisted of three principal elements: base salary, short term cash incentive awards under our executive incentive plans (“EIP”) and long-term equity-based incentive awards (“LTI”). Our Compensation Committee believes that, by allocating compensation among these elements, our overall executive compensation program appropriately balances compensation-related risk and the desire to focus our named executive officers on specific short-term and long-term goals important to our overall success. Consistent with our pay-for-performance philosophy, a significant portion of the compensation of our named executive officers in fiscal 2016 was variable or at-risk. For our Chief Executive Officer, 72% of his target total direct compensation was subject to annual performance goals or tied to the appreciation in value of our common stock. For our other named executive officers as a group, 63% of their target total direct compensation was subject to annual performance goals or tied to the appreciation in value of our common stock.

The following table summarizes total direct compensation for our named executive officers in fiscal 2016:

	Base Salary		Executive Incentive Plan (EIP)		Equity Award (2)
Name	2016 Base Salary ($)(1)	Percent Change Compared to 2015	2016 EIP Award Target ($)	2016 EIP Award Payout ($)	2016 Equity Award ($)
Victor Viegas	415,000	19%	456,500	450,335	634,110
Paul Norris(3)	300,472	---	165,260	---	---
Nancy Erba(4)	300,000	---	150,000	46,553	537,120
Mahesh Sundaram	336,375	3.5%	201,825	198,179	215,459

(1) Differs from actual paid as set forth in Summary Compensation Table due to payroll period allocation.

(2) Equity award value is grant value as reported in the Summary Compensation Table.

(3) Mr. Norris resigned as Chief Financial Officer effective February 26, 2016.

(4) Ms. Erba was appointed Chief Financial Officer on September 1, 2016. Her 2016 EIP Award Payout represents a pro-rated amount based on her service during 2016. Her 2015 Equity Award is her new hire grant.

Executive Compensation Governance and Practices

In designing our executive compensation program, we have implemented programs and policies to create alignment with our stockholders and that support our commitment to good compensation governance as follows:

•	Clawback Policy. We have the authority to require repayment of certain annual cash incentives in instances of executive misconduct.

•	No Tax Gross-Ups. Tax gross-ups are not provided to our executive officers for personal expenses or if excise taxes are incurred following a qualifying termination in connection with a change in control.

•	Independent Compensation Consultant. The Compensation Committee has engaged Compensia, Inc. (“Compensia”) to act as its independent compensation consultant. Compensia provides services only to the Compensation Committee and provided no other services to us during fiscal 2016.

•	Stock Ownership Guidelines. We have established stock ownership guidelines to further align our CEO’s interests with those of our stockholders. The guidelines require our CEO to acquire and hold Immersion common stock equal to three times his base salary divided by the average closing price for the twelve months ending on September 30.

•	Capped Award Payouts. We set maximum award levels on our executive incentive plans.

•	No Repricing of Underwater Options. Repricing of stock options is expressly prohibited by our equity incentive plan without the approval of our stockholders.

•	No Executive Pension Benefits. Named executive officers participate in the same defined contribution retirement plans as other employees.

The Compensation Committee believes that the programs and policies described above clearly demonstrate our commitment to, and consistent execution of, an effective performance-oriented executive compensation program.

2014 Say on Pay Vote

At the annual meeting of our stockholders held in June 2014, which is the last time our stockholders considered our named executive officers’ compensation, approximately 54% of the total stockholders’ votes cast were cast in favor of our named executive officers’ 2013 compensation. In response to this result, the Compensation Committee has continued to modify key elements in the executive compensation program to address the stockholders’ concerns, including (1) over the last three years, increasing the percentage of the total cash compensation of the Chief Executive Officer that is subject to performance by increasing the targeted award of the executive incentive plan from 80% in 2013 to 110% in 2016; and (2) granting the Chief Executive Officer option grants with performance-based vesting.

Compensation Philosophy

The primary objective of our executive compensation program is to align compensation with our overall business goals and stockholder interests. Our compensation objective is to attract and retain top tier executive talent capable of managing in a dynamic business environment and motivate them to achieve above-market performance with a long-term view in creating stockholder value. To this end, our executive compensation philosophy reflects:

•	a pay-for-performance model that delivers pay based on overall company and individual performance;

•	an emphasis on long-term equity-based incentive awards that link a meaningful portion of executive compensation to the appreciation in value of our common stock; and

•	benchmarking of our pay levels and compensation practices against a peer group that is reasonable and appropriate for our company.

Our named executive officers’ total compensation includes base salary, an annual incentive cash award, and long-term equity incentive compensation.

Compensation Element	Objectives	Key Features
Base Salaries	To provide a fixed level of cash compensation to reward demonstrated experience, skills and competencies relative to the market value of the job.	Adjustments are considered annually based on individual performance, level of pay relative to market and internal pay equity.
Short-Term Cash Incentive Awards

Rewards annual corporate and individual performance and achievement of strategic goals.

Aligns named executive officers’ interests with those of our stockholders by promoting strong annual results through revenue growth and operating efficiency.

Retains named executive officers by providing market-competitive compensation.

Aligns executive team to common goal of achieving annual plan.

Short-term cash incentive payments are cash awards based on financial targets—Revenue and Non-GAAP Net Income (as defined below in the section entitled “Executive Incentive Plans”)—for all named executive officers. A portion of the cash incentive award is also based on individual performance evaluated against individual performance goals. Annual incentive awards can vary from 0% to 216% of the target amount for the Chief Executive Officer and 0% to 204% for all other Named Executive Officers. For payment to have been made under the objective component of the plans, the minimum revenue and Non-GAAP Net Income targets need to have been met.
Long-Term Incentive Awards (Equity Awards)

Aligns named executive officers’ interests with long-term stockholder interests by linking part of each named executive officers’ compensation to stock price performance.

Provides opportunities for wealth creation and ownership which promotes retention and enables us to attract and motivate our named executive officers.

Retention of named executive officers through multi-year vesting of equity granted and multi-year performance periods.

Utilizes different equity types, including stock options and restricted stock units to balance stockholder interests and retention.

Long-term equity awards generally vest in increments over a three or four-year period.

In the case of our CEO, certain vesting is linked to performance-based conditions.

Our executive officers are also eligible to participate in our health and benefits plans, retirement savings plans and our employee stock purchase plan, which are generally available to all of our employees. Although our Compensation Committee has not established a fixed policy for the allocation between cash and equity compensation or short-term and long-term compensation, our Compensation Committee, as part of its evaluation of the compensation of our executive officers, reviews not only the individual elements of compensation, but also total compensation.

Role of Compensation Committee

The Compensation Committee reviews and recommends to the Board for approval all compensation programs (including equity compensation) applicable to our named executive officers and directors, our overall strategy for employee compensation, and the specific compensation of our Chief Executive Officer. The Compensation Committee approves the compensation of all other executive officers. The Compensation Committee has the sole authority to select, retain, and terminate special counsel and other experts (including compensation consultants), as the Compensation Committee deems appropriate.

Role of Chief Executive Officer in Compensation Decisions

While the Compensation Committee determines our overall compensation philosophy, our Board sets the compensation for our Chief Executive Officer. Our Chief Executive Officer also provides our Board and our Compensation Committee with his perspective on the performance of our named executive officers as part of the determination of the individual portion payable under the executive incentive plans (as described below) and the annual personnel review as well as a self-assessment of his own performance. Our Chief Executive Officer is not present during any discussions by our Compensation Committee or our Board relating to his own compensation. Our Chief Executive Officer recommends to our Compensation Committee specific compensation amounts for named executive officers other than himself, and our Compensation Committee considers those recommendations and the information provided by its compensation consultant concerning peer group comparisons and industry trends and makes the ultimate compensation decisions. Our Chief Executive Officer, Vice President of Human Resources, and General Counsel regularly attend our Compensation Committee’s meetings to provide perspectives on the competitive landscape and the needs of the business, information regarding our performance, and technical advice. Members of our Compensation Committee also participate in our Board’s annual review of the Chief Executive Officer’s performance and its setting of annual performance goals, in each case led by our independent Chairman of the Board. See “Board Structure” above for further details.

Role of the Compensation Consultant

The Compensation Committee uses a compensation consultant primarily to provide input on compensation trends and developments and to assist with executive compensation benchmarking. The compensation consultant also provides a valuable outside perspective on executive compensation practices.

In establishing executive compensation for fiscal 2016, the Compensation Committee engaged Compensia to serve as its independent compensation consultant. During fiscal 2016, Compensia advised our Compensation Committee on executive compensation matters, including performing an executive compensation assessment, peer group methodology, structure of our compensation program, risk mitigation, and disclosure about executive compensation. Compensia was engaged directly by the Compensation Committee and does not provide any other unrelated products or services to us. No work performed by Compensia during fiscal year 2016 raised a conflict of interest.

Peer Group and Benchmarking

In performing the executive compensation assessment for our chief executive officer and chief financial officer, Compensia used market data that reflected a 50/50 blend of (1) the peer group below and (2) national Radford technology survey data for companies with $50 to $200 million in revenues. In performing the executive compensation assessment for all other executive officers, Compensia used the national Radford technology survey data for companies with $50 to $200 million in revenues. Compensia also reviewed the same blend using Bay Area Radford technology survey data. The companies comprising the peer group used by Compensia to aid in benchmarking compensation for 2016 were:

Applied Micro Circuits	CEVA, Inc.	Digimarc Corp.
DSP Group	DTS	Intermolecular
Kopin	Mesa laboratories	Monotype Imaging Holdings
NVE	PDF Solutions	Seachange International
Ultratech	Wi-LAN

In determining the peer group for fiscal 2016, the Compensation Committee reviewed the peer group used in fiscal 2015 against the objective criteria used for selecting peers in 2015 including companies in the IP licensing or semiconductor industry with revenues that were approximately one-half to three times our estimated revenues for 2015 and market capitalizations equal to approximately one-half to three times our market capitalization. Although some of the companies did not meet all of the criteria in fiscal 2016, the Compensation Committee elected to keep certain of these companies as part of the peer group due to the overlap of companies with the ISS-defined peer group and the lack of other similarly-situated companies.

Compensation Determinations

The Compensation Committee made compensation determinations for our named executive officers for fiscal 2016 based on the analysis of pay levels compared to the data provided by Compensia as described above. In making these determinations, our general approach is to position the target compensation for our named executive officers based on benchmark data. While we believe that comparisons to benchmark data are a useful tool, we do not believe that it is appropriate to establish executive compensation levels based solely on a comparison to market data. Due to the variations between companies’ reporting and the roles for which compensation for these companies is ultimately disclosed, directly comparable information is not available from each peer group company with respect to each of our named executive officers. In considering market compensation data, the Compensation Committee recognizes that executives at different companies can play significantly different roles, with different responsibilities and scopes of work, even though they may hold similar titles or nominal positions. The Compensation Committee therefore uses the market data as a starting point while also considering subjective factors such as experience, skills, competencies and performance. After reviewing these various factors, the Compensation Committee relies upon the judgment of its members and makes adjustments to an executive’s compensation below or above the targeted percentile ranges. As a result, target compensation for each of our named executive officers may fall below or above positioning relative to the peer group for a particular element of compensation.

Base Salary.

In determining base salaries for our named executive officers, the Compensation Committee considered the market data for similar position, the individual performance, experience and skill. These increases were effective February 1, 2016.

The named executive officers’ base salaries for 2016, as compared to 2015, were as follows:

Name	2015 Base Salary ($)(1)	2016 Base Salary ($)(1)	% Increase
Victor Viegas	350,000	415,000	19
Paul Norris(2)	300,472	300,472	--
Nancy Erba	--	300,000	--
Mahesh Sundaram	325,000	336,375	3.5

(1) Differs from actual paid as set forth in Summary Compensation Table due to payroll period allocation.

(2) Mr. Norris resigned as Chief Financial Officer in February 2016. Since Mr. Norris resigned, the Compensation Committee did not adjust his base salary.

Prior to the increase noted above, Mr. Viegas’ base salary was positioned below the 25th percentile of the peer group. Mr. Viegas had not received an increase in his base salary since 2009. The Compensation Committee awarded an 18% increase in salary to Mr. Viegas because of his performance and leadership skills as well as to ensure that his total compensation remained competitive, which placed him between the 25th and 50th percentile of the peer group.

Ms. Erba’s base salary was determined using the market data for similar position and her prior experience, placing her at approximately the 50th percentile of the peer group.

Mr. Sundaram’s salary is outside the range of the peer group due to previously disclosed employment arrangements which were negotiated upon hiring, including a determination by the Compensation Committee at that time that it was appropriate to offer Mr. Sundaram a salary that was outside of the ranges provided for similarly sized companies due to his extensive experience with IP licensing sales as well as his salary at his position prior to joining Immersion.

Executive Incentive Plans.

The executive incentive plans are cash incentive programs designed to align executive compensation with annual performance and to enable us to attract, retain, and reward individuals who contribute to our success and to motivate such individuals to enhance our value. Our Compensation Committee believes that aggregate incentive payouts should be tightly linked to our performance, with individual compensation differentiated based on individual performance. Thus, funding and payouts under the executive incentive plans are dependent and based on our performance and each individual’s performance. Our Compensation Committee reserves the right to cancel, suspend, amend or revise all or any part of the executive incentive plans for any reason at any time.

The Compensation Committee established a target award value for each of our named executive officers for fiscal 2016 based on competitive market data for similar positions and various other factors, including individual performance in the prior year and the terms of employment arrangements with the individual.

Mr. Viegas’ target award percentage was set at 110% reflecting a slight decrease from the prior year. Because Mr. Viegas received an increase in base salary, the Compensation Committee modified his target award percentage so that his target total cash fell within the 65th to 75th percentile of the peer group.

Ms. Erba’s total target cash was determined using the market data for similar position and her prior experience and her target fell within the 50th to 75th percentile of the peer group. Mr. Sundaram’s total target cash was higher than the benchmark used as it reflects a previously disclosed employment arrangement which was negotiated upon hiring.

For fiscal 2016, target awards under the executive incentive plans represented a significant portion of total cash compensation for our named executive officers, which aligns more of the named executive officers’ compensation with the interests of the stockholders.

Executive 2016 EIP Payments.

The following table sets forth the determinations of our Compensation Committee in February 2017 with respect to the executive incentive plan targets for fiscal 2016, as well as the actual amount of the cash incentive awards received by our named executive officers upon payout of the fiscal 2016 executive incentive plan.

	Fiscal 2016 EIP Target
Name	Percentage of Base Salary Rate	Award Value at Target ($)	Fiscal 2016 EIP Award Payout ($)
Victor Viegas	110%	465,500	450,335
Paul Norris*	55%	--	--
Nancy Erba	50%	150,000	46,553
Mahesh Sundaram	60%	201,825	198,179

*Mr. Norris was no longer an employee in February 2017 when the Compensation Committee made its determinations of the payout under the 2016 Executive Incentive Plans and therefore was ineligible to participate.

Our Compensation Committee, with input from our Chief Executive Officer for all named executive officers other than our Chief Executive Officer, establishes (1) performance measures based on business criteria and target levels of performance and (2) a formula for calculating each participant’s award based on actual performance compared to the pre-established performance goals. Performance measures may be based on a wide variety of business metrics.

Our 2016 executive incentive plans were based on two independent components. A percentage of the bonus was based on the achievement by us of certain corporate financial metrics in 2016 as set forth below, and the remainder of the bonus was based on the achievement of individual management objectives. For payment to have been made under the objective component of the plans, we must have met the minimum GAAP revenue and Non-GAAP Net Income targets set forth in the matrix below. If minimum GAAP revenue and Non-GAAP Net Income is not achieved, the plan does not fund. In addition, our Compensation Committee determined the performance weighting factors to be applied to the initial calculation of each executive’s two independent components of the bonus, which weighting factors are based on each executive’s overall annual performance as determined by our Compensation Committee. Each standard weighting factor is 1.0, but can be increased or decreased by 0.2 at the Compensation Committee’s discretion, as applicable. If each such weighting factor is increased or decreased from the standard weighting factor of 1.0, then such modified weighting factor is then multiplied by the applicable independently determined component of such executive’s incentive plan to determine the total incentive payment. As a result, the Chief Executive Officer is eligible to receive a cash award of 0%-216% of his executive incentive plan target award based on the achievement of corporate financial and individual performance goals and all other named executive officers are eligible to receive a cash award of 0%-204% of their respective executive incentive plan target awards based on the achievement of corporate financial and individual performance goals.

The GAAP revenue and Non-GAAP Net Income matrix for the corporate objectives of the 2016 executive incentive plans was set by the Compensation Committee and was based on our annual operating plan. The matrix was as follows:

GAAP Revenue ($) / Non-GAAP Net Income Targets ($)	45,600,000	51,300,000	57,000,000	62,700,000	68,400,000
(2,977,600)	125.0%	137.5%	150.0%	175.0%	200.0%
(3,349,800)	100.0	112.5	125.0	150.0	175.0
(3,722,000)	75.0	87.5	100.0	125.0	150.0
(4,094,200)	62.5	75.0	87.5	112.5	137.5
(4,466,400)	50.0	62.5	75.0	100.0	125.0

For purposes of the executive incentive plans, GAAP revenue means revenue recognized by us for the applicable period in accordance with GAAP and as reported in our audited financial statements, and Non-GAAP Net Income is GAAP Net Income adjusted to reflect an expected long-term effective tax rate of 19% less stock based compensation expense. Non-GAAP Net Income also excludes certain non-recurring charges including discontinued operations, restructuring charges in excess of amounts included in the 2016 AOP and litigation expense in excess of the 2016 AOP estimate, as determined by the Compensation Committee. By excluding certain one-time items from the calculations, the Compensation Committee sought to reward management for achieving the annual executive incentive plan goals, while at the same time focusing on actions that drive long-term stockholder value.

Our performance for 2016 resulted in GAAP revenues of $57.1 million and Non-GAAP Net Income of ($3.775) million. Interpolating this result between the revenue levels of $57 million and $62.7 million and between the ($3.722) million and ($4.094) million Non-GAAP Net Income levels on the table above resulted in a payout percentage of 99.56% of target for this measure.

For the individual performance of each named executive officer, the Compensation Committee had set management by objectives (MBOs) for 2016 in February 2016 and scored the individual based on the completion of such MBOs as of the end of fiscal 2016. In the case of Mr. Viegas, the Compensation Committee set MBOs that included certain litigation milestones, various licensing milestones, substantially growing our OEM mobile customer base and increasing mobile pricing, engaging with and entering agreements with key strategic accounts, conducting pilot studies for the mobile content business, new growth initiatives, certain initiatives around our employee base, retooling the marketing department and achieving 2015 financial targets. Mr. Sundaram’s MBOs included achieving the 2016 revenue plan and market adoption goals, developing streamlined sales processes and organizational development. Ms. Erba’s goals included onboarding objectives and company strategies.

The following table set forth the amounts earned under each component of the 2016 executive incentive plans by the named executive officers:

	CORPORATE COMPONENT ACHIEVEMENT AT 99.56%				INDIVIDUAL COMPONENT ACHIEVEMENT
Name (1)	Percentage of Target	Multiplier	Actual Corporate Component	Percentage of Target	Percentage Achievement	Individual Component Multiplier	Actual Individual Component	Total 2016 Award
Victor Viegas	80%	1.0	$363,300	20%	95%	1.0	$86,375	$450,335
Nancy Erba	70%	1.0	$33,245	30%	93%	1.0	$13,309	$46,553
Mahesh Sundaram	70%	1.0	$140,659	30%	95%	1.0	$57,520	$198,179

(1) Mr. Norris was ineligible as his last day with the company was February 26, 2016 and thus was not eligible to receive a payout under the 2016 Executive Incentive Plan.

Long-Term Equity Incentive Awards.

The Compensation Committee approved annual equity awards to our named executive officers in the fiscal year 2016 after considering individual and corporate performance generally, the total compensation levels by our executives and the need to retain executives. Our Compensation Committee considers both executive and corporate performance as well as the actual compensation levels of our compensation peer companies when determining the size of equity awards.

To further align Mr. Viegas’ compensation to our performance and stockholder value creation, the Compensation Committee granted Mr. Viegas a stock option of which half of the shares would vest and become exercisable only if the closing price of a share of our common stock equals or exceeds $11.70 for 30 consecutive trading days on or prior to March 1, 2018 after which the shares would vest pursuant to our normal and customary four-year time-based vesting schedule. The other half of the shares would vest and become exercisable pursuant to our normal and customary four-year time-based vesting schedule. This stock option had a grant date fair value of $634,110, and is positioned between the 25th and 50th percentile of the peer group. As of December 31, 2016, this performance condition had not yet been met.

After considering his total cash compensation which was higher than the benchmark used, the Compensation Committee granted Mr. Sundaram an annual stock option grant with a grant date fair value of $147,959 and a restricted stock unit award valued at $67,500, which when combined fell below the 25th percentile of our peer group.

As is customary, Ms. Erba received a new hire stock option grant after joining Immersion which was valued at $537,120, which fell between the 50th and 75th percentile of our peer group. This option grant is subject to our normal and customary four year time-based vesting schedule.

Stock Options.

Stock options are intended to align executives with the interests of stockholders in increasing sustainable, long-term stockholder value. We view stock options as an element of performance-based compensation because a stock option provides no realizable value upon grant. These instruments only deliver value to a recipient if the price of our common stock increases above the price at the time of grant and vesting requirements have been met. Our stock options are granted with an exercise price equal to the closing market price for our common stock on the date of grant and provide no cash benefit if the option is not exercised when the price of the stock exceeds the grant price during the option’s term. Our stock options typically vest over a period of four years with 25% of the grant vesting after the first year and 1/48th of the grant monthly thereafter.

RSUs.

We grant our executives restricted stock units (“RSUs”) primarily to ensure that our executives maintain an ownership stake in our company. By providing an ownership stake, RSUs align executives’ financial interests with stockholders’ interests. We believe RSUs also aid in retention and provide value to our executives, given that we do not provide pensions. Our RSUs typically vest over a period of three years, with one-third of the shares subject to the award vesting on each of the first three anniversaries of the grant date.

2016 Executive Equity Awards.

The following table sets forth the 2016 long term incentive equity awards for our named executive officers:

Name	Position	Shares Subject to Stock Options	Shares Subject to Restricted Stock Units
Victor Viegas	CEO	150,000(1)	--
Nancy Erba	CFO	150,000(2)
Mahesh Sundaram	VP, Worldwide Sales & Customer Support	35,000	7,500

(1) Subject to vesting as follows: 50% of the shares would only vest and become exercisable upon the achievement of performance conditions on or before March 1, 2018.

(2) Represents Ms. Erba’s new hire grant.

Severance and Change in Control Payments

We have entered into retention and change in control agreements with our executive officers with the goal of retaining such executive officers during the pendency of a proposed change of control transaction, and in order to align the interests of the executive officers with our stockholders in the event of a change in control. We believe that a proposed or actual change in control transaction can adversely impact the morale of officers and create uncertainty regarding their continued employment. Without the benefits under the change in control agreements, executive officers may be tempted to leave our employment prior to the closing of the change in control, especially if they believe they will be terminated after the transaction closes, and any such departures could jeopardize the consummation of the transaction or our interests if the transaction does not close and we remain independent. Our Compensation Committee believes that these benefits therefore serve to enhance stockholder value and align the executive officers’ interests with those of our stockholders in change in control transactions. All such agreements with the named executive officers are described in “Potential Payments upon Termination or Change in Control” elsewhere in this proxy statement.

Other Benefits

We provide certain executive officers with perquisites and other personal benefits that our Compensation Committee believes are reasonable and consistent with our overall compensation programs and philosophy and which benefits are generally available to all our employees. These benefits are provided to enable us to attract and retain these executives. Our Compensation Committee periodically reviews the levels of these benefits provided to our executive officers. These benefits include participation in our health and benefits plans, retirement savings plans, housing assistance, reimbursement of certain living and education-related expenses, car services, immigration assistance, relocation assistance, and our employee stock purchase plan.

Equity Compensation Grant Practices

We do not have any program, plan, or practice to select equity compensation (including stock option) grant dates in coordination with the release of material non-public information, nor do we time the release of information to affect value. For stock options issued pursuant to our 2011 Equity Incentive Plan, employees have seven years from the date of the grant to exercise vested options, assuming they remain an employee of or service provider to us or our subsidiaries and subject to any requirements of local law. For all other stock options, employees have ten years from the date of the grant to exercise vested options, assuming they remain an employee of or service provider to us or our subsidiaries and subject to any requirements of local law.

New Hire Grants.

New hire grants of equity compensation are made to eligible employees in connection with the commencement of employment. New hire grants become effective on and are priced as of the 10th business day of the month following the month of hire. These grants generally become fully vested after four years, with 25% of the grant vesting on the first anniversary of the date of commencement of employment and 1/48th of the grant vesting monthly thereafter. Grants to individuals of 50,000 shares or less, not to exceed an aggregate of 300,000 shares in any fiscal quarter, are made by the Chief Executive Officer pursuant to the delegation of power by the Compensation Committee. Such grants must be granted on the 10th business day of each month for individuals who were employees as of the last day of the previous month. All other grants are made by our Compensation Committee.

Annual Grants.

Annual RSU grants are awarded at our regularly scheduled Board meeting held in February and are made on the second business day after the release of our year-end earnings release. These grants typically vest as to 1/3rd of shares on an annual basis assuming continued service and subject to any requirements of local law.

Impact of Accounting and Tax Requirements on Compensation

We are limited by Section 162(m) of the Internal Revenue Code of 1986, as amended, to a deduction for federal income tax purposes of up to $1,000,000 of compensation paid to our named executive officers in a taxable year. Compensation above $1,000,000 may be deducted if, by meeting certain technical requirements, it can be classified as “performance-based compensation.” The stock options and RSU awards granted under our 2007 Equity Incentive Plan and 2011 Equity Incentive Plan are intended to be treated under current federal tax law as performance-based compensation exempt from limitation on deductibility. Although our Compensation Committee uses the requirements of Section 162(m) as a guideline, deductibility is not the sole factor it considers in assessing the appropriate levels and types of executive compensation and it will elect to forego deductibility when it believes it to be in our and our stockholders’ best interests.

In addition to considering the tax consequences, our Compensation Committee consers the accounting consequences of, including the impact of the FASB ASC Topic 718, in its decisions in determining the forms of different awards and generally attempts to keep the value of awards equivalent regardless of type.

Risk Assessment of Compensation Programs

The Compensation Committee considers potential risks when reviewing and approving compensation programs. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. The following elements have been incorporated in our programs available for our named executive officers:

•	A Balanced Mix of Compensation Components – The target compensation mix for our executive officers is composed of salary, annual cash incentives and long-term equity incentives, representing a mix that is not overly weighted toward short-term cash incentives.

•	Multiple Performance Factors – Our incentive compensation plans use both company-wide metrics and individual performance, which encourage focus on the achievement of objectives for our overall benefit:

ú	The executive incentive plans are dependent on multiple performance metrics including GAAP revenue and Non-GAAP Net Income, as well as individual goals related to specific strategic or operational objectives and the corporate metric portion of the incentive plan does not pay out unless certain financial metrics are met.

ú	The long-term incentives are equity-based, with three, four and five year vesting to complement our annual cash based incentives. Certain of the long-term incentives for our Chief Executive Officer are subject to performance conditions related to our stock price.

•	Capped Incentive Awards – Awards under the executive incentive plans are generally capped at the sum of: (1) 200% of the target bonus attributable to company-wide metrics (with a maximum multiplier of 1.2), plus (2) 100% of the target bonus attributable to individual performance (with a maximum multiplier of 1.2).

•	Clawback Provision – The clawback provision provides our Board with the authority to recoup past incentive compensation in the event of a material restatement of Immersion’s financial results due to fraud, intentional misconduct or gross negligence of the executive officer.

Additionally, our Compensation Committee considered an assessment of compensation-related risks for all our employees. Based on this assessment and the factors noted above, our Compensation Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on us. In making this evaluation, our Compensation Committee reviewed the key design elements of our compensation programs in relation to industry “best practices” as presented by Compensia, as well as how any potential risks may be mitigated, such as through our internal controls and oversight by management and the Board.

Conclusion

In evaluating the individual components of overall compensation for each of our executive officers, the Compensation Committee reviews not only the individual elements of compensation, but also total compensation. Through the compensation programs described above, a significant portion of the compensation awarded to our executive officers is contingent upon each individual’s and our performance. Our Compensation Committee remains committed to this philosophy of pay-for-performance and will continue to review executive compensation programs to ensure that the interests of our stockholders are served.

COMPENSATION COMMITTEE REPORT

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filing.

We, the Compensation Committee of the Board of Directors of Immersion Corporation, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

COMPENSATION COMMITTEE
Jack Saltich, Chairman David Habiger
Sharon Holt David Sugishita

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Jack Saltich, David Habiger, Sharon Holt and David Sugishita were members of our Compensation Committee during the 2016 fiscal year. None of the individuals serving on our Compensation Committee were at any time during 2016, or at any other time, an officer or employee of us, nor did they have any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2016 concerning our equity compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options,	Weighted-Average Exercise Price of Outstanding Options	Number of Securities to be Issued Upon Settlement of Outstanding Restricted Awards/Units		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)		(c)
Equity Compensation Plans Approved by Security Holders (1)	3,624,971	$ 8.45	504,732	[2]	[3] 851,204
Equity Compensation Plans Not Approved by Security Holders(4)	21,150	6.66	--		--
TOTAL	3,646,121		504,732		851,204

1	Consists of three plans: the Immersion Corporation 1997 Stock Option Plan, the 2007 Equity Incentive Plan and the 2011 Equity Incentive Plan. Excludes purchase rights under the Employee Stock Purchase Plan.

2	These RSUs and awards have no exercise price.

3	Includes 350,617 shares available for future issuance under the Employee Stock Purchase Plan

4	As of December 31, 2016, we had issued and outstanding 21,150 shares of common stock for issuance pursuant to the 2008 Employment Inducement Award Plan. Each option granted pursuant to the 2008 Employment Inducement Award Plan has a 10-year term and vests at the rate of 1/4 of the shares on the first anniversary of the date of commencement of employment and 1/48th of the shares monthly thereafter.

EXECUTIVE COMPENSATION

2016 Summary Compensation Table

The following table sets forth information concerning the compensation earned during the years ended December 31, 2016, 2015 and 2014 by our Chief Executive Officer, our Chief Financial Officer, our former Chief Financial Officer, and our VP, Worldwide Sales & Customer Support. No other officer met the definition of named executive officer for 2016.

Name & Principal Position	Fiscal Year	Salary (1)($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation ($)		Total ($)

Victor Viegas	2016	$409,750	$--	$634,110	$450,335	--		$1,494,195
Chief Executive Officer and Interim Chief Financial Officer	2015	351,346	$--	572,595	424,976	--		1,348,917
	2014	351,346	--	570,850	--	--		922,196
Nancy Erba	2016	95,769	--	537,120	46,553	--		679,442
Chief Financial Officer(4)
Paul Norris	2016	73,386	--	--	--			73,386
Former Chief Financial Officer(4)	2015	300,644	--	199,454	173,334	--		673,432
	2014	288,288	119,400	114,170	--			522,858
Mahesh Sundaram	2016	335,456	67,500	147,959	198,179	--		749,094
Vice President, Worldwide Sales & Customer Support	2015	325,827	--	--	204,528	145,431	(5)	675,786
	2014	59,074	459,500	876,200	--	67,934	(6)	1,462,708

(1)	Differs from salary reported in the “Compensation Discussion & Analysis” above due to pay period allocation.
(2)	The amounts in this column represent the aggregate grant date fair value of the awards, computed in accordance with FASB ASC Topic 718. See note 9 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016 for a discussion of our assumptions in determining the FASB ASC Topic 718 values.
(3)	Consists of bonus awards under our executive incentive plans. See “Compensation Discussion and Analysis” above for a description of our executive incentive plans.
(4)	Effective February 26, 2016, Mr. Norris resigned and Mr. Viegas was appointed interim Chief Financial Officer. On September 1, 2016, Ms. Erba was appointed Chief Financial Officer.
(5)	Consists of $57,353 for an expatriate premium allowance, $35,662 for a housing allowance, $26,968 for a vehicle allowance and $25,448 for a relocation allowance.
(6)	Consists of $17,647 for an expatriate premium allowance, $36,010 for housing assistance and living allowance and $14,277 for a company provided car and driver.

2016 Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made to a named executive officer during the year ended December 31, 2016:

					All other Stock Awards: Number of Shares of Stock or Units (2) (#)	All Other Option Award Number of Securities Underlying Options (3) (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Victor Viegas	3/1/2016	78,000	150,000	306,000		150,000	9.00	634,110	(4)

Mahesh Sundaram	3/1/2016	104,949	201,825	411,723		35,000	9.00	$147,959
	3/1/2016				7,500			$67,500

Nancy Erba	10/14/2016	219,120	456,500	986,040		150,000	7.79	$537,120

Paul Norris	--	--	--	--	--	--	--	--

(1)	These awards were made pursuant to the 2016 executive incentive plans for each of Mr. Viegas, Ms. Erba, and Mr. Sundaram. For a description of the criteria upon which the awards are determined, see “Compensation Discussion and Analysis” above.
(2)	These RSUs are long-term equity incentive awards granted pursuant to our 2011 Equity Incentive Plan. For more information related to these awards, including the vesting schedule, see “Compensation Discussion and Analysis” above.
(3)	These options are long-term equity incentive awards granted pursuant to our 2011 Equity Incentive Plan. For more information related to these awards, including the vesting schedule, see “Compensation Discussion and Analysis” above.
(4)	Subject to vesting as follows: 50% of the shares would only vest and become exercisable upon the achievement of performance conditions on or before March 1, 2018.

Outstanding Equity Awards at December 31, 2016

The following table sets forth information concerning the outstanding equity awards held as of December 31, 2016 by our named executive officers:

		Option Awards (1)					Stock Awards (2)
		Number of Securities Underlying Unexercised Options			Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (3) ($)
	Stock Option Grant Date	Exerciseable (#)	Unexerciseable (#)

Victor Viegas	3/3/2008	10,000	—		8.61	3/3/2018	—	—
	3/4/2009	8,500	—		2.70	3/4/2019	—	—
	11/13/2009	600,000	—		3.85	11/13/2019	—	—
	3/14/2011	43,333	—		6.61	3/14/2021	—	—
	3/8/2013	360,000	240,000	(4)	9.53	3/8/2020	—	—
	2/24/2014	35,416	14,584		11.94	2/24/2021	—	—
	3/3/2015	65,625	84,375		8.09	3/3/2022	—	—
	3/1/2016	—	150,000	(5)	9.00	3/1/2023	—	—
Nancy Erba	10/14/2016	—	150,000		7.79	10/14/2023	—	—
Mahesh Sundaram	11/14/2014	108,333	91,667		9.19	11/14/2021	—	—
	11/14/2014	—	—		—	—	16,666	177,170
	3/1/2016	—	35,000		9.00	3/1/2023	—	—
	3/1/2016	—	—		—	—	7,500	79,725
Paul Norris	—	—	—		—	—	—	—

(1)	Except as otherwise indicated, options vest as to 25% of the shares on the one year anniversary of the grant date and the remaining vest at a rate of 1/48th of the shares monthly thereafter.
(2)	The RSUs vest in three equal installments on each of the first three anniversaries of the date of grant.
(3)	Based on the closing price of our common stock of $10.63 per share on The NASDAQ Global Market on December 31, 2016.
(4)	Option vests at a rate of 1/5th of the shares on each of the first five anniversaries of the date grant.
(5)	50% of the shares of the option grant vest upon the satisfaction of both the following time and price vesting conditions: (i) Time vesting: 1⁄4 of the shares shall vest on the one year anniversary of the grant date and 1/48th of the shares shall vest monthly thereafter; and (ii) Price Vesting: time vesting occurs only if the closing price of a share of common stock as reported on the NASDAQ Global Market is equal to or exceeds $10.13 for 30 consecutive trading days following the grant date and on or prior to March 1, 2018. 50% of the share are subject to the normal vesting schedule described in footnote 1.

Stock Vested In Fiscal 2016

The following table provides information concerning the vesting of restricted stock units issued to our named executive officers during the year ended December 31, 2016:

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting (1)($)
Victor Viegas	-	-
Paul Norris	3,333	25,797
Mahesh Sundaram	16,667	133,336
Nancy Erba	-	-

(1)	Calculated by multiplying the number of vested RSUs by the market value of our common stock on the vesting date.

Potential Payments upon Termination or Change in Control

We have entered into the following agreements with each of our named executive officers that provide for severance and additional benefits in connection with our change in control:

Mr. Victor Viegas

Effective October 20, 2009, Mr. Viegas became our Interim Chief Executive Officer. In connection with his appointment, we entered into an employment agreement with Mr. Viegas pursuant to which he receives an annual base salary of $350,000 and is eligible to receive an annual bonus of up to 60% of his base salary. In 2012, the Compensation Committee increased Mr. Viegas’ target annual bonus to 80% of his salary and in 2013, the Compensation Committee increased the target to 100% of his base salary. In 2015, the Compensation Committee increased Mr. Viegas’ target annual bonus to 115% of his base salary. In 2016, the Compensation Committee increased Mr. Viegas base salary to $415,000 and changed his target annual bonus to 110% of his base salary. Mr. Viegas became our Chief Executive Officer in April 2010 and the terms of his employment agreement continue to apply.

If the employment of Mr. Viegas is terminated without “cause,” as defined in the agreement or he resigns for “constructive reason,” as defined in the agreement, he would be entitled to receive, as severance, a payment equal to 12 months of his base salary and health insurance premium payments for 12 months. In addition, Mr. Viegas will also be entitled to immediate vesting of 70% of his then unvested equity awards, and a post-termination exercise period of 24 months.

In the event that Mr. Viegas is terminated without cause or resigns for constructive reason within three months of, or within 1 year following, a “change of control,” as defined in the agreement, Mr. Viegas will be entitled to receive a lump sum severance payment equal to 12 months base salary and health insurance premium payments for 12 months. In addition, Mr. Viegas will also be entitled to immediate vesting of 70% of his then unvested equity awards held by him, and a post-termination exercise period of 24 months..

Payment of the foregoing benefits will be conditioned upon Mr. Viegas’ execution of a general release of claims.

Ms. Nancy Erba

Effective September 1, 2016 Ms. Erba became our Chief Financial Officer. In connection with her appointment, we entered into an offer letter with Ms. Erba pursuant to which she received an annual base salary of $300,000 and is eligible to receive an annual bonus with a target of 50% of her base salary.

In addition, we entered into a Retention and Ownership Change Event Agreement with Ms. Erba, which provides that in the event that her employment is terminated without cause, Ms. Erba will be entitled to receive (i) a lump sum severance payment equal to 12 months base salary; (ii) payments for COBRA premiums for up to 12 months following her termination date.

In the event that, within 1 year following a change in control as defined in the agreement, Ms. Erba’s employment is terminated without cause or if she resigns for good reason, Ms. Erba would be entitled to received (a) a lump sum severance payment equal to 12 months of her base salary; (b) health insurance premium payments for up to 12 months following her terminate date; and (c) immediate vesting of 50% of her then unvested equity awards held by her, which option would then become exercisable for 6 months after such termination.

Payment of the foregoing benefits will be conditioned upon Ms. Erba’s execution of a general release of claims.

Mr. Mahesh Sundaram

Effective October 27, 2014, Mr. Sundaram became our Vice President of Worldwide OEM Sales. In connection with his appointment, we entered into an offer letter with Mr. Sundaram pursuant to which he receives an annual base salary of $320,000 and is eligible to receive an annual bonus with a target of 60% of his base salary. In connection with his hiring, Mr. Sundaram also received an expatriate premium allowance of $9375 per month for the first eight months of his employment with Immersion. He also received the following assistance: housing assistance up to $1500 per month for an apartment in Shanghai through June 2015, payment of $9000 per month living allowance for the period November 2014 through June 2015 while he resided in Beijing, reimbursement of school tuition fees to his employer in the amount up to $55,500 (if required), a company-provided car and driver, cost of which would be no more than $5,000 per month for the period November 2014 through June 2015 while he was residing in Beijing, immigration assistance with our outside legal counsel and a supplemental benefits policy for him and his family while he remained in Beijing. In addition, Mr. Sundaram was provided with relocation assistance not to exceed $25,000, a one-time moving allowance for incidentals in the amount of $25,000, air transportation for him and his family from Beijing to California and 30 days temporary living expenses upon his move to California. In 2015, Mr. Sundaram’s base salary was increased to $325,000. In 2016, Mr. Sundaram’s base salary was increased to $336,375.

In addition, we entered into to a Retention and Ownership Change Event Agreement with Mr. Sundaram, which provides that in the event that his employment is terminated without “cause,” as defined in the agreement, Mr. Sundaram will be entitled to receive a lump sum severance payment equal to six months base salary and payments of health insurance premiums for the earlier of six months or the date on which Mr. Sundaram first becomes eligible to obtain other group health insurance coverage. In the event Mr. Sundaram’s employment is terminated without cause, or is terminated by him with “good reason,” as defined in the agreement, in either case, in connection with an ownership change event of our company, then Mr. Sundaram will also be entitled to receive (i) a lump sum severance payment equal to 12 months base salary; (ii) payments of health insurance premiums for the earlier of 12 months or the date on which Mr. Sundaram first becomes eligible to obtain other group health insurance coverage; and (iii) immediate vesting of 50% of his unvested equity awards held by him. Payment of the foregoing benefits will be conditioned upon Mr. Sundaram’s execution of a general release of claims.

The table below shows the potential value for each named executive officer employed by Immersion as of December 31, 2016 under various terminations of employment related scenarios, assuming that the triggering event for such value transfer occurred on December 31, 2016.

	Event
Named Executive Officer	Termination without cause or resignation for “good reason” or constructive reason	Termination without cause or resignation for “good reason” or constructive reason occurs due to a change in control
Victor Viegas
Severance	$415,000	$415,000
COBRA Benefits	24,620	24,620
Equity Acceleration	505,969	505,969
TOTAL	$945,589	$945,589
Mahesh Sundaram
Severance	$168,187	$336.375
COBRA Benefits	17,586	35,172
Equity Acceleration	--	222,967
TOTAL	$185,773	$594,514
Nancy Erba
Severance	$150,000	$300,000
COBRA Benefits	5,862	11,724
Equity Acceleration	--	213,000
TOTAL	$155,862	$524,724

 Dollar amounts include potential severance payout, potential COBRA payments and potential equity award acceleration based on the fair market value of our common stock on December 31, 2016 less the exercise price in the case of stock options.

AUDIT COMMITTEE REPORT

This report of the Audit Committee is required by the Securities and Exchange Commission, and is not to be deemed “soliciting material,” is not to be deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Immersion Corporation under the 1933 Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Under the guidance of a written charter adopted by our Board, the purpose of our Audit Committee is to retain an independent registered public accounting firm, to make such examinations as are necessary to monitor the corporate financial reporting of the internal and external audits and its subsidiaries, to provide to the Board the results of its examinations and recommendations derived there from, to outline to the Board the improvements made, or to be made, in internal accounting controls, and to provide the Board with such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

Management is primarily responsible for the system of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for expressing an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. Our Audit Committee is responsible for monitoring and overseeing these processes.

In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016, our Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•

discussed with Deloitte & Touche LLP, with and without management present, the matters required to be discussed under the Statement of Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; discussed with the independent registered public accounting firm its independence; and concluded that the nonaudit services performed by Deloitte & Touche LLP are compatible with maintaining its independence; and

•

based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.

AUDIT COMMITTEE
David Sugishita, Chairman
Carl Schlachte
John Veschi

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2)

We are asking our stockholders to ratify the Audit Committee’s engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. In the event the stockholders fail to ratify the appointment, our Audit Committee will reconsider its engagement. Even if the engagement is ratified, our Audit Committee, in its discretion, may direct the engagement of a different independent registered public accounting firm at any time during the year if our Audit Committee feels that such a change would be in our and our stockholders’ best interest.

Deloitte & Touche LLP has been the independent registered public accounting firm that audits our financial statements since 1997. In accordance with standing policy, Deloitte & Touche LLP periodically changes the personnel who work on the audit.

Audit Fees and All Other Fees

The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2016 and 2015 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

		2016 Fees	2015 Fees
Audit Fees		$613,619	$694,147
Audit-Related Fees		--	15,000
Tax Fees
	Tax Compliance/Preparation	18,722	18,436
	Other Tax Services	71,500	737,543
All Other Fees		--	--
Total Fees		$703,841	$1,465,126

Audit Fees.  This category consists of fees billed, or expected to be billed, for professional services rendered for the audits of our consolidated financial statements and the effectiveness of our internal controls over financial reporting, along with reviews of interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements, and attestation services.

Audit-Related Fees.  This category consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees.  This category consists of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for tax return preparation, claims for refunds, and tax payment planning services related to federal, state, and international taxes. Other tax services consist of fees billed for services including tax advice, tax strategy and other miscellaneous tax consulting and planning primarily related to our reorganization of international operations. For the fiscal year ended December 31, 2015 and December 31, 2016, our domestic tax returns were and are being handled by Armanino McKenna LLP.

All Other Fees.  This category consists of fees for all other services other than those reported above. Our intent is to minimize services in this category.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has determined that all services performed by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP. In addition, since the effective date of the SEC rules stating that an independent public accounting firm is not independent of an audit client if the services it provides to the client are not appropriately approved, our Audit Committee has approved, and will continue to pre-approve all services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. None of the services described above were approved by our Audit Committee pursuant to the waiver of pre-approval provisions set forth in applicable rules of the SEC.

Our Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm, pursuant to which it may pre-approve certain audit fees, audit-related fees, tax fees, and fees for other services. Under the policy, our Audit Committee may also delegate authority to pre-approve certain specified audit or permissible non-audit services to one or more of its members. A member to whom pre-approval authority has been delegated must report his pre-approval decisions, if any, to our Audit Committee at its next meeting. Unless our Audit Committee determines otherwise, the term for any service pre-approved by a member to whom pre-approval authority has been delegated is twelve months.

Other Information

We have been advised by Deloitte & Touche LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of Deloitte & Touche LLP will be present at this year’s Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of Immersion Corporation common stock voting in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL 3)

In accordance with Section 14A of the Exchange Act, we seek a non-binding advisory vote from our stockholders to approve the compensation of our named executive officers as described in the Compensation Discussion and Analysis section beginning on page 33 and the Executive Compensation section beginning on page 47. We have designed our compensation programs to align compensation with our annual and long-term business objectives and performance and to motivate executive officers to enhance long-term stockholder value.

The Compensation Committee strongly believes that executive compensation — both pay opportunities and pay actually realized — should be tied to our performance. As illustrated in the accompanying charts, 72% of our Chief Executive Officer’s target total direct compensation was subject to annual performance goals or tied to the appreciation in value of our common stock. For our other named executive officers as a group, 63% of their target total direct compensation was subject to annual performance goals or tied to the appreciation in value of our common stock.

At the annual meeting of our stockholders held in June 2014, which is the last time our stockholders considered our named executive officers’ compensation, approximately 54% of the total stockholders’ votes cast were cast in favor of our named executive officers’ 2013 compensation. In response to this result, the Compensation Committee has continued to modify key elements in the executive compensation program to address the stockholders’ concerns, including: (1) over the last three years, increasing the percentage of the total cash compensation of the Chief Executive Officer that is subject to performance by increasing the targeted award of the executive incentive plan; (2) granting the Chief Executive Officer option grants with performance-based vesting; and (3) targeting under the 50th percentile of the benchmark data for determining the value of the Chief Executive Officer’s grants. In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis section beginning on page 33 for a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions.

The Board recommends that the stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions and the Compensation Committee will consider the outcome of the vote when considering future executive compensation decisions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL 4)

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 3 included on page 56 of this proxy statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our board of directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for Immersion, and therefore our board of directors recommends that you vote FOR the approval, on an advisory basis, of an advisory vote each year on executive compensation.

In formulating its recommendation, our board of directors considered that an advisory vote on executive compensation every year is appropriate. In addition, with a stockholder representative on the board, our stockholders will have direct input on our compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for Immersion, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the shareholders recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.

The option of one year, two years or three years that receives a majority of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, the Board intends to adopt the option that receives the most votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF AN ADVISORY VOTE EVERY YEAR ON EXECUTIVE COMPENSATION.

APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD (PROPOSAL 5)

Article VI of our Amended and Restated Certificate of Incorporation divides the Board of Directors into three classes and provides that members of each class are elected to serve for staggered three-year terms. On the recommendation of the Nominating and Governance Committee, the Board has approved, and recommends that the stockholders approve, amendments to our Amended and Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors.

This proposal is being submitted as a result of the Board’s ongoing review of corporate governance matters. The Nominating and Governance Committee and the Board have considered the advantages and disadvantages of maintaining a classified board structure. In this regard, the Board has viewed the classified structure of the Board as benefiting stockholders by promoting continuity and stability in the management of the business and affairs of Immersion Corporation, reducing Immersion Corporation’s vulnerability to coercive takeover tactics and special interest groups that may not be acting in the best interests of all stockholders, encouraging directors to take a long-term perspective and enhancing the independence of non-management directors by providing them with a longer term of office and insulating them against pressure from management or special interest groups. While the Board continues to believe that these are important benefits, the Board also has considered the views of some stockholders who believe that classified boards have the effect of reducing the accountability of directors to stockholders, and recognizes the benefit of providing stockholders an annual opportunity to express their satisfaction or dissatisfaction with the actions of the Board. In addition, the Board believes it is important for the Board to maintain stockholder confidence by demonstrating that it is responsive and accountable to stockholders and committed to strong corporate governance. Therefore, following careful consideration of the foregoing matters, the Board, upon the recommendation of the Nominating and Governance Committee, has determined that it is appropriate to propose amendments to our Amended and Restated Certificate of Incorporation that would declassify the Board.

If approved, the proposal would amend Article VI of our Amended and Restated Certificate of Incorporation to provide for the phased elimination of the classified structure of the Board over a three-year period. Commencing with the class of directors standing for election at the 2018 Annual Meeting, directors will stand for election for one-year terms, expiring at the next succeeding annual meeting of stockholders. The directors who are elected at the 2017 Annual Meeting, whose terms will expire in 2020, and the directors who were elected at the 2016 Annual Meeting, whose terms will expire in 2019, will continue to hold office until the end of the terms for which they were elected. All directors who are up for election will be elected on an annual basis beginning with the 2018 Annual Meeting. In all cases, each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, retirement or removal.

If approved, the proposal would also amend Section A of Article VI of our Amended and Restated Certificate of Incorporation to provide that directors may be removed only for cause until the 2020 Annual Meeting. Because the board of directors is a classified board under Delaware law, consistent with Delaware law, directors are removable only for cause. However, from and after the 2020 Annual Meeting (at which meeting the entire Board will be no longer classified), directors would be removable with or without cause upon the affirmative vote of a plurality of holders of the outstanding shares of our common stock.

This summary of the proposed amendments is qualified in its entirety by reference to the text of the proposed amendments attached as Appendix A to this Proxy Statement, with deletions indicated by strike outs and additions indicated by underlining.

In connection with the proposed amendments to the Amended and Restated Certificate of Incorporation, the Board will approve conforming amendments to our Amended and Restated Bylaws upon stockholder approval of this proposal. The proposed amendments to our Amended and Restated Bylaws do not require stockholder approval. If this proposal is approved, the Board has authorized our officers to file with the Delaware Secretary of State a Certificate of Amendment to the Amended and Restated Certificate of Incorporation incorporating the amendments set forth in Appendix A. The Certificate of Amendment will become effective on the date the filing is accepted by the Delaware Secretary of State. If this proposal is not approved, the proposed amendments will not be implemented, and the Board’s current classified structure will remain in place.

The affirmative vote of a majority of holders of the outstanding shares of our common stock is required to approve the amendments to our Amended and Restated Certificate of Incorporation to declassify the Board. Any abstentions and broker non-votes will have the effect of votes against the proposal.

While the Board continues to believe that the retention of a classified Board structure provides stockholders with very meaningful protections against actions that may not be in their best interests, the Board recognizes that many stockholders have a different view. Accordingly, after careful consideration of the issue, the Board has determined to recommend a vote FOR the approval of the proposal to declassify the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

AMENDMENTS TO AND RE-APPROVAL OF PERFORMANCE CRITERIA OF THE IMMERSION CORPORATION 2011 EQUITY INCENTIVE PLAN (PROPOSAL 6)

At the Annual Meeting of Stockholders, our stockholders will be asked to approve amendments to the Immersion Corporation 2011 Equity Incentive Plan (the “2011 Plan”) to (i) increase the number of shares reserved for issuance by 3,476,850 million shares of common stock, (ii) increase the performance award dollar limits, (iii) re-approve performance criteria under the 2011 Plan, as required by Section 162(m) of the Internal Revenue Code, and (iv) make certain other clarifying, administrative and technical changes to the 2011 Plan.

Our Board believes that the 2011 Plan, and the proposed amendments to the 2011 Plan, are a necessary and powerful employee incentive and retention tool that benefits all of our stockholders. As stated in the “Compensation Discussion and Analysis” section of this proxy statement, equity ownership programs are central to our compensation program because they put our employees’ interests directly into alignment with those of other stockholders, as they reward employees upon improved stock price performance. A broad-based equity incentive plan focuses our employees who receive grants on achieving strong corporate performance, and we have embedded in our culture the necessity for employees to think and act as stockholders.

If our stockholders do not approve the amendments to the 2011 Plan, the 2011 Plan will remain in effect with its current terms and conditions, the number of shares reserved for issuance will not increase, the other changes will not be effective and certain performance awards may not be deductible after 2018.

2011 Plan Share Reserve

We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Stockholder approval of our request for additional shares is necessary to enable us to grant equity to new employees and continue with our annual grant program for existing employees through our fiscal year 2019 annual grants. In March, 2017, the Board approved the increase to the available share reserve and other amendments to the 2011 Plan, subject to approval by our stockholders. Our Board and management, therefore, recommend that stockholders approve the amendments to our 2011 Plan.

As of March 24, 2017, an aggregate of 186,292 shares of our common stock remained available for future grants under our 2011 Plan. The Board believes that this share reserve amount is insufficient to meet our future needs, and without the requested share reserve increase, we could be unable to sustain our current new hire and annual equity grant programs through our fiscal year 2019 annual grants.

We are committed to effectively managing our employee equity compensation programs while minimizing stockholder dilution. In 2011, when we adopted the 2011 Plan, we adopted a burn rate policy for fiscal years 2011 through 2013 which required us to limit the number of shares that we grant subject to stock awards over the three year period to no more than an annual average of 5.84% of our outstanding common stock (which is equal to the median burn rate plus one standard deviation of the 2010 calendar year for Russell 3000 companies in our Global Industry Classification Standards Peer Group (Technology Hardware and Equipment), as published by Institutional Shareholder Services in 2010). Our annual burn rate is calculated as the number of shares subject to stock awards (including stock options, stock appreciation rights, restricted stock, restricted stock units and other stock awards) granted during our fiscal year (although for purposes of this analysis the number of shares subject to performance units and performance shares are counted in the fiscal year that they are paid out instead of the fiscal year in which they are granted) (adjusted as described below), divided by our outstanding common stock, measured in each case as of the last day of each fiscal year as reported in our periodic filings with the SEC. Awards that are settled in cash, awards that are granted pursuant to stockholder approved exchange programs, awards sold under our employee stock purchase plan and awards issued, assumed or substituted in acquisitions are excluded from our burn rate calculation. For purposes of our calculation, each share subject to a full value award (i.e., restricted stock, restricted stock units, performance shares and any other award that does not have an exercise price per share equal to the per share fair market value of our common stock on the grant date) are counted as more than one share on the following schedule: (a) 1.5 shares if our annual common stock price volatility was 54.6% or higher; (b) 2.0 shares if our annual common stock price volatility was between 36.1% and 54.6%; (c) 2.5 shares if our annual common stock price volatility was between 24.9% and 36.1%; (d) 3.0 shares if our annual common stock price volatility was between 16.5% and 24.9%; (e) 3.5 shares if our annual common stock price volatility was between 7.9% and 16.5%; and (f) 4.0 shares if our annual common stock price volatility was less than 7.9%. Our burn rate for fiscal years 2014 through 2016 was 4.30%. It is our current intention to continue to limit burn rate to remain below the median burn rate plus one standard deviation for Russell 3000 companies in our Global Industry Classification Standards Peer Group (Technology Hardware and Equipment), as published by Institutional Shareholder Services on an annual basis.

The 2011 Plan Combines Compensation and Governance Best Practices. The 2011 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	Continued broad-based eligibility for equity awards. We grant equity awards to all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.
•	Stockholder approval is required for additional shares. The 2011 Plan does not contain an annual “evergreen” provision. The 2011 Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of securities which may be issued under the 2011 Plan.
•	No discount stock options or stock appreciation rights. All stock options and stock appreciation rights will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted. To date we have not granted any stock appreciation rights under our other plans.
•	Repricing is not allowed. The 2011 Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights without prior stockholder approval.
•	Reasonable share counting provisions. In general, when awards granted under the 2011 Plan expire or are canceled without having been fully exercised, or are settled in cash, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock that are delivered by the grantee or withheld by us as payment of the exercise or purchase price in connection with the exercise of an option or the grant of an award or the payment of tax withholding obligations in the case of an option or stock appreciation right will not be returned to the share reserve.

At the end of 2012, in preparation for the annual grant in 2013, we conducted a full review of our broad-based equity strategy and established new equity grant guidelines. Due to our small size, 100% of the employees participate in the equity program. In setting the new equity guidelines for restricted stock units, we targeted to deliver equity at the 50th percentile based on public Northern California headquartered companies with revenue under $500 million. In 2014, recognizing the significant change in the value of our Common Stock and our desire to conserve shares, we revised the guidelines using the 2013 equity guidelines to decrease the number of shares of Common Stock subject to the restricted stock units to properly reflect the change in value of a share of Common Stock. Since 2014, we have been delivering grant values between the 25th and 50th percentile based on public Northern California headquartered companies with revenue under $500 million. For our 2017 annual grant, we targeted to deliver equity at the 25th percentile and delivered equity only to our non-executive employees. For our executive employees, we granted an option for 241,660 shares to our chief executive officer, which grant is subject to performance based metrics and time based vesting and is not effective until the stockholders approve an increase to the share reserve, and we granted a total of 140,000 restricted stock units to all the other executive officers other than the chief executive officer and a total of 120,000 to other members of the executive team, which grants are subject to the approval by the stockholders of an increase in the share reserve. However, even with this approach, the existing share reserve will likely be exhausted before the end of fiscal year 2017. The Board believes that the request for an additional 3,476,850 million shares will allow us to replenish our share usage and to continue and maintain our current granting practices through our 2019 annual grants and until our annual meeting of stockholders to be held thereafter in 2019.

The closing market price of our common stock on March 24, 2017 was $8.33. As of March 24, 2017, we had an aggregate of 3,617,358 outstanding stock options with a weighted average exercise price of $8.47 and a weighted average remaining term of 3.93 years, as well as 497,623 outstanding full value awards remaining unvested and/or unsettled.

Section 162(m) Increase in Performance Award Dollar Limits and Re-Approval of Section 162(m) Performance Criteria

We are requesting an increase in the performance award dollar limit and re-approval of our performance criteria that may be used for performance awards. Under the 2011 Plan, in addition to equity grants that may be made of up to 1,000,000 shares for annual grants and 2,000,000 shares for new hire grants, performance awards that may be settled in cash or shares of our common stock may be granted with a value of up to $1,000,000 in any calendar year. We are asking for such $1,000,000 limit to be increased to $2,000,000 to enable us to make such performance awards to certain of our executives deductible if our Compensation Committee determines that such awards are appropriate. We are also asking stockholders to re-approve the performance criteria for equity and other performance awards (as set forth below under the subsection “Eligibility under Section 162(m)”) that were last re-approved in 2014, so that after 2019 such performance grants may continue to be deductible if certain performance requirements of Section 162(m) are otherwise satisfied.

Because of the fact-based nature of the performance-based compensation exception under Section 162(m) and the limited availability of formal guidance thereunder, we cannot guarantee that the awards under the 2011 Plan will qualify for exemption under Section 162(m). However, the 2011 Plan is structured with the intention that the compensation committee will have the discretion to make awards under the 2011 Plan that would qualify as “performance-based compensation” and be fully deductible if stockholder approval is obtained of the material terms, share limits, performance award dollar limit and performance criteria under the 2011 Plan. Subject to the requirements of Section 162(m), if the material terms under our 2011 Plan, including the annual equity grant share limitations, the performance award dollar limit and the performance criteria under which performance-based awards may be granted, are not re-approved by stockholders, we will not make any further grants under the 2011 Plan to our “covered employees” as defined in Section 162(m), or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained.

Certain Other 2011 Plan Amendments

The Board has approved certain other clarifying, administrative and technical changes to the 2011 Plan as set forth in the 2011 Plan.

Vote Required and Board Recommendation

Stockholders are requested to approve the adoption of the amendments to our 2011 Plan to increase the number of shares reserved for issuance by 3,476,850 million shares of common stock, to increase the performance award dollar limits and to re-approve material terms and performance criteria under the 2011 Plan. The 2011 Plan, giving effect to the amendments described in this Proposal 6, is attached to this proxy statement as Appendix B. For convenience of reference, Appendix B-1 attached to this proxy statement sets forth the amendments to the 2011 Plan approved by the Board in March 2017 with deleted text shown in strikethrough and added or moved text shown as underlined.

We firmly believe that the approval of the amendments to, and re-approval of the performance criteria of, the 2011 Plan is essential to continue to grow our business. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in our company, and provide an effective means of recognizing employee contributions to our success. The Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who help us meet our goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success.

Approval of the amendments to, and re-approval of the performance criteria of, the 2011 Plan requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote at the meeting. Abstentions and broker non-votes will not have any effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO AND RE-APPROVAL OF PERFORMANCE CRITERIA OF THE IMMERSION CORPORATION 2011 EQUITY INCENTIVE PLAN.

Summary of 2011 Plan

Purpose of 2011 Plan

The 2011 Plan allows us, under the direction of our Compensation Committee or those persons to whom administration of the 2011 Plan, or part of the 2011 Plan, has been delegated or permitted by law, to make grants of stock options, restricted stock awards, stock bonus awards, stock appreciation rights, restricted stock units, performance shares and performance units to employees, directors, consultants, independent contractors and advisors. The purpose of these equity awards is to attract and retain talented employees, directors, consultants, independent contractors and advisors and further align their interests and those of our stockholders by continuing to link a portion of their compensation with our performance.

Key Terms

The following is a summary of the key provisions of the 2011 Plan.

April 5, 2011 to April 5, 2021
Plan Term:
Eligible Participants:

Only employees, including officers and directors who are also employees, are eligible to receive grants of incentive stock options. All other awards may be granted to any of our employees, directors, consultants, and independent contractors, provided that the grantee renders bona fide services to us. Our Compensation Committee determines which individuals will participate in the 2011 Plan. Currently, there are approximately 129 employees and 6 non-employee directors who are eligible to participate in the 2011 Plan.

Shares Authorized:	If the amendments to the 2011 Plan are approved, there will be 3,746,850 additional shares authorized under the 2011 Plan, subject to adjustment only to reflect stock splits and similar events. In addition, the following shares are available for grant under the 2011 Plan: (i) shares subject to issuance upon exercise of an option or stock appreciation right granted under the 2011 Plan but which cease to be subject to the option or stock appreciation right for any reason other than exercise of the option or stock appreciation right, (ii) shares subject to awards granted under the 2011 Plan that are forfeited or are repurchased by us at the original issue price, (iii) shares that are subject to awards granted under the 2011 Plan that otherwise terminate without such shares being issued, (iv) shares that are surrendered pursuant to an exchange program, (v) any reserved shares not issued or subject to outstanding grants under our 2007 Equity Incentive Plan (“2007 Plan”) up to a maximum of 400,000 shares, (vi) any reserved shares not issued or subject to outstanding grants under our 2008 Employment Inducement Award Plan (“2008 Plan”) up to a maximum of 2,300,000 shares, (vii) shares subject to stock options or other awards granted under our 2007 Plan or 2008 Plan that cease to be subject to stock options or other awards after the effective date of the 2011 Plan for any reason after the exercise of an option or stock appreciation right, (viii) shares issued under our 2007 Plan or 2008 Plan that otherwise terminate without shares being issued. To the extent that a performance award in the form of a performance unit has been made, such award will not reduce the number of shares available for issuance under the 2011 Plan. Shares subject to awards are counted at the rate of one for one if such shares were subject to an option or stock appreciation right and at the rate of one and three quarters for one if subject to an award other than an option or stock appreciation right.

As of March 24, 2017, we had 497,623 outstanding restricted stock and restricted stock unit awards and 3,617,358 outstanding options under the 2011 Plan with a weighted average exercise price of $8.47 and weighted average remaining contractual term of 3.93 years. As of March 24, 2017, we had 186,292 shares available for grant in the 2011 Plan.

Award Types:	(1) Non-qualified and incentive stock options
(2) Restricted stock awards (3) Stock bonus awards (4) Stock appreciation rights (5) Restricted stock units (6) Performance shares (7) Performance units
Full-Value Share Multiple for Determining the Number of Shares Available for Grant:

For purposes of determining the number of shares available for grant under the 2011 Plan against the maximum number of shares authorized, any full-value award (i.e., anything other than a stock option or a stock appreciation right) currently reduces the number of shares available for issuance under the 2011 Plan by 1.75 shares.

Limits on Awards:

No more than 1,000,000 shares may be granted to any individual under the plan during any calendar year, other than new employees, who are eligible to receive up to 2,000,000 shares in the calendar year during which they begin employment. These limits are intended to ensure that awards will qualify under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), if applicable. Failure to qualify under this section might result in our inability to take a tax deduction for part of our performance-based compensation to senior executives.

No individual will be eligible to receive more than $2,000,000 (if the proposed amendments are approved) in performance units in any calendar year.

Vesting:

Vesting schedules are determined by our Compensation Committee when each award is granted. Options generally vest over four years, other than options for our non-employee directors which vest in full on the one-year anniversary of the date of grant. Restricted stock units generally vest over three years and restricted stock awards granted only to non-employee directors generally vest in full on the one-year anniversary of the date of grant.

Award Terms:

Stock options have a term no longer than seven years from the date the options were granted, except in the case of incentive stock options granted to holders of more than 10% of our voting power, which have a term no longer than five years. Stock appreciation rights have a term no longer than seven years from the date they were granted.

Grants to Non-Employee Directors:

Currently, when a non-employee director joins the Board, he or she currently receives an initial grant of an option to purchase 40,000 shares of common stock. Twenty-five percent (25%) of this option vests on the one year anniversary of the date of grant and the rest vests in thirty-six (36) equal monthly installments. At the annual stockholder meeting, each non-employee director then in office currently receives the option to receive either stock options or restricted stock with a value of $125,000, which vests on the one-year anniversary of the grant date. In the future, awards to employee directors will be fully discretionary subject to disclosure to stockholders. The aggregate number of shares subject to awards granted to a non-employee director in any calendar year shall not exceed 1,000,000. A non-employee director may elect to receive his or her annual retainer payment and/or meeting fees from us in the form of cash or awards of a combination thereof as determined by the Compensation Committee.

Repricing Prohibited:

Repricing, or reducing the exercise price of outstanding options or stock appreciation rights, is prohibited without stockholder approval under the 2011 Plan. Such prohibited repricing includes canceling, substituting, or exchanging outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, unless approved by stockholders.

New Plan Benefits

The following table shows, in the aggregate, the number of shares subject to stock options or restricted stock that will be granted automatically in fiscal 2017 to our six non-employee directors, pursuant to the 2011 Plan equity incentive grant formula for non-employee directors if the 2011 Plan is approved by the stockholders.

Name and Position	Dollar Value ($)
Non-Employee Director Group	$125,000

Future awards under the 2011 Plan to executive officers, employees or other eligible participants, and any additional future discretionary awards to non-employee directors in addition to those granted automatically pursuant to the grant formula described above, are discretionary and cannot be determined at this time. We therefore have not included any such awards in the table above.

As of March 24, 2017, the following awards have been granted under the 2011 Plan over the term of the 2011 Plan:

Name	Number of Options Granted		Number of Restricted Shares and Restricted Shares Stock Units Granted
Victor Viegas	1,000,000	(1)	90,000
Nancy Erba	150,000		0	(2)
Anne Marie Peters	140,000		87,500	(3)
Mahesh Sundaram	235,000		57,500	(4)
David Habiger	61,675		19,385
Jack Saltich	0		66,601
Carl Schlachte	104,149		36,538
David Sugishita	0		66,601
John Veschi	61,675		19,385
Sharon Holt	40,000		0
All current executive officers as a group (4 persons)	1,525,000		235,000
All current non-employee directors as a group (6 persons)	267,499		208,510
All employees, excluding current executive officers	542,835		896,220

(1)	Does not include an option grant of 241,660 shares to Mr. Viegas that is contingent upon stockholder approval of the increase in share reserve under the 2011 Equity Incentive Plan.

(2)	Does not include a restricted stock unit grant of 40,000 shares to Ms. Erba that is contingent upon stockholder approval of the increase in share reserve under the 2011 Equity Incentive Plan.

(3)	Does not include a restricted stock unit grant of 50,000 shares to Ms. Peters that is contingent upon stockholder approval of the increase in share reserve under the 2011 Equity Incentive Plan.

(4)	Does not include a restricted stock unit grant of 50,000 shares to Ms. Sundaram that is contingent upon stockholder approval of the increase in share reserve under the 2011 Equity Incentive Plan.

Terms applicable to Stock Options and Stock Appreciation Rights

The exercise price of grants made under the 2011 Plan of stock options or stock appreciation rights may not be less than the fair market value (the closing price of our common stock on the date of grant, and if that is not a trading day, the closing price of our common stock on the trading day immediately prior to the date of grant) of our common stock. On the record date, the closing price of our common stock was $[            ] per share. The term of these awards may not be longer than seven years. Our Compensation Committee determines at the time of grant the other terms and conditions applicable to such award, including vesting and exercisability.

Terms applicable to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Shares, Performance Units and Stock Bonus Awards

Our Compensation Committee determines the terms and conditions applicable to the granting of restricted stock awards, restricted stock unit awards, performance shares, performance units and stock bonus awards. Our Compensation Committee may make the grant, issuance, retention and/or vesting of restricted stock awards, restricted stock unit awards, performance shares, performance units and stock bonus awards contingent upon continued employment with us, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate. Awards of performance shares or performance units may be settled in shares or in cash.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include among other criteria, one of the following criteria, either individually, alternatively or in any combination, applied to either our company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by our Compensation Committee in the award:

•	Revenue

•	Sales

•	Expenses

•	Operating income

•	Gross margin

•	Operating margin

•	Earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization

•	Pre-tax profit

•	Net operating income

•	Net income

•	Economic value added

•	Free cash flow

•	Operating cash flow

•	Balance of cash, cash equivalents and marketable securities

•	Stock price

•	Earnings per share

•	Return on stockholder equity

•	Return on capital

•	Return on assets

•	Return on investment

•	Employee satisfaction

•	Employee retention

•	Market share

•	Customer satisfaction

•	Product development

•	Research and development expenses

•	Completion of an identified special project

•	Completion of a joint venture or other corporate transaction

To the extent that an award under the 2011 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Board.

Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, number of shares subject to stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by our Compensation Committee on the basis of such further considerations as our Compensation Committee in its sole discretion determines.

Transferability

Except as otherwise provided in the 2011 Plan, awards granted under the 2011 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution. No award may be made subject to execution, attachment or other similar process.

Administration

Our Compensation Committee administers the 2011 Plan. Subject to the terms and limitations expressly set forth in the 2011 Plan, our Compensation Committee selects the persons who receive awards, determines the number of shares covered thereby, and, establishes the terms, conditions and other provisions of the grants. Our Compensation Committee may construe and interpret the 2011 Plan and prescribe, amend and rescind any rules and regulations relating to the 2011 Plan. Our Compensation Committee may delegate to a committee of two or more directors the ability to grant awards to 2011 Plan participants, so long as such participants are not officers, members of our Board of Directors, or any other person who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, and to take certain other actions with respect to participants who are not executive officers.

Amendments

The Board may terminate or amend the 2011 Plan at any time, provided that no action may be taken by the Board (except those described in “Adjustments”) if stockholder approval is required.

Adjustments

In the event of an extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change of our capital structure without consideration, the Board may approve, in its discretion, an adjustment of the number and kind of shares available for grant under the 2011 Plan, and subject to the various limitations set forth in the 2011 Plan, the number of shares subject to outstanding awards under the 2011 Plan, and the exercise price of outstanding stock options and of other awards.

In the event of a merger or asset sale, any or all outstanding awards may be assumed or an equivalent award substituted by a successor corporation. Substitute awards shall not reduce the number of shares authorized for grant under the 2011 Plan or authorized for grant to an individual in a calendar year. In the event the successor corporation refuses to assume or substitute the awards outstanding under the 2011 Plan, the outstanding awards shall terminate, unless other action is taken by the Board. In such event, each holder will be notified that the awards are exercisable for a period to be determined by the Board and upon expiration of such period, such awards shall terminate. All awards need not be treated similarly.

Outstanding awards shall terminate immediately prior to the consummation of such dissolution or liquidation.

Forfeiture Events

All awards under the 2011 Plan shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of individual’s employment or other service with our company that is applicable to our executive officers, employees, directors or other service providers, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding awards and the recoupment of any gains realized with respect to awards.

U.S. Tax Consequences

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to us and participants in the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

Non-Qualified Stock Options

A participant will realize no taxable income at the time a non-qualified stock option is granted under the plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Incentive Stock Options

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Stock Appreciation Rights

A grant of a stock appreciation right (which can be settled in cash or our common stock) has no federal income tax consequences at the time of grant. Upon the exercise of stock appreciation rights, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Restricted Stock

A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., they become vested) or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

Restricted Stock Units

In general, no taxable income is realized upon the grant of a restricted stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the restricted stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income. Restricted stock units usually vest over a time period specified by the Board.

Performance Stock Units

Similar to restricted stock units, in general, no taxable income is realized upon the grant of a performance stock unit award. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the performance stock unit vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income. Performance stock units usually vest upon the achievement of metrics established by the Board.

Performance Shares

The participant will not realize income when a performance share is granted, but will realize ordinary income when shares are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares on the date of transfer. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income as a result of the transfer of shares.

Section 162(m) Limit

The plan is intended to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) provides that, subject to certain exceptions, we may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes certain performance-based compensation from the $1 million limitation.

ERISA Information

The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IMMERSION CORPORATION

Immersion Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify that:

1.        The original Certificate of Incorporation was filed with the Secretary of State of Delaware on August 26, 1999, under the name of Immersion Corporation Delaware.

2.        The Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

3.        The Amended and Restated Certificate of lncorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, Immersion Corporation has cansed this Certificate to be signed by the Chairman and Chief Executive Officer this          day of         , 2017.

IMMERSION CORPORATION

By:
Victor Viegas
Chief Executive Officer

~~EXHIBIT~~

PROPOSED AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

IMMERSION CORPORATION

FIRST:    The name of the Corporation is Immersion Corporation.

SECOND:    The address of the registered office of the Corporation in the State of Delaware is Incorporating Services, Ltd., 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent at that address is Incorporating Services, Ltd.

THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH:    A.    The Corporation is authorized to issue a total of 105,000,000 shares of stock in two classes designated respectively “Preferred Stock” and “Common Stock.” The total number of shares of all series of Preferred Stock that the Corporation shall have the authority to issue is 5,000,000 and the total number of shares of Common Stock that the Corporation shall have the authority to issue is 100,000,000. All of the authorized shares shall have a par value of $0.001.

B    The shares of Preferred Stock may be divided into such number of series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon the Preferred Stock or any series thereof with respect to any wholly unissued series of Preferred Stock, and to fix the number of shares of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

FIFTH:    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of lncorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Special meetings of stockholders of the Corporation may be called only (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or (2) by the holders of not less than ten percent (10%) of all of the shares entitled to cast votes at the meeting.

SIXTH:    A.    The number of directors shall initially be set at four (4) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The directors shall, until the annual meeting of stockholders to be held in 2018 (the “2018 Annual Meeting”), be divided into three classes ~~with the term of office of the first class (Class I) to expire at the first annual meeting of the stockholders following the initial public offering of the Corporation’s Common Stock (the “IPO”); the term of office of the second class (Class TT) to expire at the second annual meeting of stockholders held following the IPO; the term of office of the third class (Class III) to expire at the third annual meeting of stockholders; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election~~. Commencing with the class of directors standing for election at the 2018 Annual Meeting, directors other than the 2019 Class and 2020 Class (each defined below) will stand for election for one-year terms, expiring at the next succeeding annual meeting of stockholders. The directors who are elected at the 2017 Annual Meeting, whose terms will expire in 2020 (the “2020 Class”), and the directors who were elected at the 2016 Annual Meeting, whose terms will expire in 2019 (the “2019 Class”), will continue to hold office until the end of the terms for which they were elected. At the annual meeting of stockholders to be held in 2019, the directors other than the 2020 Class will stand for election for one-year terms. All directors will be elected on an annual basis ~~beginning with the 2018 Annual Meeting~~once the term of the 2020 class has expired. In all cases, each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, retirement or removal.~~All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.~~

B.    Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term    expiring at the next annual meeting of stockholders ~~at which the term of office of the class to which they have been elected expires,~~ and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C.    Subject to the rights of holders of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, until the 2020 annual meeting of stockholders, any director may be removed at any time, but only for cause, upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote for the election of directors. Subject to the rights of holders of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, from and after the 2020 annual meeting of stockholders, directors may be removed at any time with or without cause upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote for the election of directors

SEVENTH:    The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The stockholders also shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

EIGHTH:    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH:    The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

Appendix B

IMMERSION CORPORATION

2011 EQUITY INCENTIVE PLAN

(As Amended April     , 2017)

1.        PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2.        SHARES SUBJECT TO THE PLAN.

2.1      Number of Shares Available.  Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 7,176,850 Shares plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2007 Equity Incentive Plan (the “Prior 2007 Plan”) on the Effective Date (as defined below) up to a maximum of 400,000 Shares, (ii) any reserved shares not issued or subject to outstanding grants under the Company’s 2008 Employment Inducement Award Plan (the “Prior 2008 Plan”) on the Effective Date up to a maximum of 2,300,000 Shares, (iii) shares that are subject to stock options or other awards granted under the Prior 2007 Plan or the Prior 2008 Plan that cease to be subject to stock options or other awards after the Effective Date for any reason after the exercise of an option or SAR; (iv) shares issued under the Prior 2007 Plan or the Prior 2008 Plan before or after the Effective Date that, after the Effective Date are forfeited or repurchased at the original issue price; and (v) are subject to Awards granted under the Prior 2007 Plan or the Prior 2008 Plan that otherwise terminate without Shares being issued. Any Award shall reduce the number of Shares available for issuance under this Plan at the rate of one (1) for one (1) if such Shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.

2.2      Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (i) Shares that are withheld to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligations in connection with an Award, (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (iii) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an Option exercise price. To the extent that a Performance Award in the form of a Performance Unit has been made, such Award will not reduce the number of Shares available for issuance under the Plan. To the extent that any Award is forfeited, repurchased or terminates without Shares being issued, Shares may again be available for issuance under this Plan at the rate of one (1) for one (1) if such shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.

2.3      Minimum Share Reserve.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4      Limitations.  No more than 20,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.5      Adjustment of Shares.  If the number of outstanding Shares is changed by an extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Sections 2.1 or 2.2, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of Shares that may be issued as ISOs set forth in Section 2.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.        ELIGIBILITY.  ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive an Award for more than one million (1,000,000) Shares in any calendar year under this Plan except that new Employees of the Company or a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive an Award for up to a maximum of two million (2,000,000) Shares in the calendar year in which they commence their employment.

4.        ADMINISTRATION.

4.1      Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a)        construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)        prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)        select persons to receive Awards;

(d)        determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised or settled (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)        determine the number of Shares or other consideration subject to Awards;

(f)        determine the Fair Market Value in good faith, if necessary;

(g)        determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h)        grant waivers of Plan or Award conditions;

(i)        determine the vesting, exercisability and payment of Awards;

(j)        correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)        determine whether an Award has been earned;

(l)        subject to Section 18, determine the terms and conditions of any, and to institute any Exchange Program;

(m)        reduce or waive any criteria with respect to Performance Factors;

(n)        adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o)        adopt rules and/or procedures (including the adoption of any subplan under this Plan and country addenda to Award Agreements) relating to the operation and administration of the Plan to accommodate grants to Participants residing outside of the United States;

(p)        delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law; and

(q)        make all other determinations necessary or advisable for the administration of this Plan.

4.2      Committee Interpretation and Discretion.    Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3      Section 162(m) of the Code and Section 16 of the Exchange Act.    When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any

Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4      Documentation.    The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5      Foreign Award Recipients.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiary shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States; (d) establish subplans and addenda to Award Agreements and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices and any addenda to the Award Agreements); provided, however, that no such subplans, addenda to Award Agreements and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.      OPTIONS.    The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1      Option Grant.    Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2      Date of Grant.    The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3      Exercise Period.    Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of seven (7) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4      Exercise Price.    The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5      Method of Exercise.    Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator), and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6      Termination.    The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)        If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)        If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, but in any event no later than the expiration date of the Options.

(c)        If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)        If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.

5.7      Limitations on Exercise.    The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8      Limitations on ISOs.    With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9      Modification, Extension or Renewal.    The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Subject to Section 18, the Committee may (a) reduce the Exercise Price of outstanding Options or (b) grant Options in substitution for cancelled options or other Awards authorized under the Plan. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.10      No Disqualification.    Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.        RESTRICTED STOCK AWARDS.

6.1      Awards of Restricted Stock.    A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2      Restricted Stock Purchase Agreement.    All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3      Purchase Price.    The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4      Terms of Restricted Stock Awards.    Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5      Termination of Participant.    Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.        STOCK BONUS AWARDS.

7.1      Awards of Stock Bonuses.    A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2      Terms of Stock Bonus Awards.    The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3      Form of Payment to Participant.    Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4      Termination of Participation.    Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.        STOCK APPRECIATION RIGHTS.

8.1      Awards of SARs.    A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2      Terms of SARs.    The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3      Exercise Period and Expiration Date.    A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of seven (7) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4      Form of Settlement.    Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5      Termination of Participation.    Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.        RESTRICTED STOCK UNITS.

9.1      Awards of Restricted Stock Units.    A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2      Terms of RSUs.    The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3      Form and Timing of Settlement.    Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4      Termination of Participant.    Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.      PERFORMANCE AWARDS.

10.1     Performance Awards.  Performance Awards may be granted in the form of a cash bonus or Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the cash amount or the number of Performance Shares or the Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Terms of Performance Awards.  The Committee will determine the terms of a Performance Award including, without limitation: (a) the amount of cash; (b) the number of Shares subject to the Performance Award; (c) the time or times during which the Performance Award may be settled; and (d) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each Performance Award. A Performance Award may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the Performance Award is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the Performance Award; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares or amount of cash deemed subject to the Performance Award. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $2,000,000 in Performance Units in any calendar year.

10.3     Form and Timing of Settlement.  Payment of earned Performance Awards shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a Performance Award to a date or dates after the Performance Award is earned provided that the terms of the Performance Award and any deferral satisfy the requirements of Section 409A of the Code.

10.4     Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.      PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)        by cancellation of indebtedness of the Company to the Participant;

(b)        by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)        by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d)        by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)        by any combination of the foregoing; or

(f)        by any other method of payment as is permitted by applicable law.

12.      GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1     Types of Awards.  Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed 1,000,000.

12.2     Eligibility.  Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3     Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4     Election to receive Awards in Lieu of Cash.  A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.      WITHHOLDING TAXES.

13.1     Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements related to the Participant’s participation in the Plan and legally applicable to the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

13.2     Stock Withholding.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy the Participant’s tax liability, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to such liability, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to such liability, or (iv) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold for such tax liability by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdictions, to the extent consistent with applicable laws. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.      TRANSFERABILITY.

14.1     Transfer Generally.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.2     Award Transfer Program.  Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the award transfer program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion. Notwithstanding anything to the contrary in the Plan, in no event will the Committee have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

15.      PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1     Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2     Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.     CERTIFICATES.  All Shares or other securities (whether or not certificated) delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any foreign exchange controls or restrictions.

17.      ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.      EXCHANGE AND BUYOUT OF AWARDS.  The repricing of Options or SARs is not permitted without prior stockholder approval. Repricing is defined as the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel, substitute, buyout or exchange outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange with stockholder approval, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of foreign or state securities laws, stock exchange, exchange control or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.      NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.      CORPORATE TRANSACTIONS.

21.1     Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, unless otherwise determined by the Committee, such Awards shall terminate and cease to be outstanding effective as of the time of consummation of the Corporate Transaction. In such event, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2     Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3     Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.      ADOPTION AND STOCKHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.      TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of law provisions.

24.      AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.      NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.      INSIDER TRADING POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.      ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.  All Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company or its Parent or Subsidiary that is applicable to executive officers, employees, directors or other service providers of the Company or its Parent or Subsidiary, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28.      DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, including a country-specific addenda for non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of non-Insider Participants, the Committee’s delegate), has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means, any program instituted by the Committee that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Committee. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by a Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Company (including, without limitation, the Participant’s improper use or disclosure of a Company’s confidential or proprietary information);

(iv) any intentional act by the Participant which has a material detrimental effect on a Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Company.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means Immersion Corporation, or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company). Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (both as defined in Section 409A of the Code.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

“Effective Date” means the date the Plan is approved by stockholders of the Company, which shall be within twelve (12) months of the approval of the Plan by the Board.

“Employee” means any person, including Officers and Directors, providing services as an employee of the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program approved by stockholders of the Company pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)        if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)        if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)        if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means a cash or stock award granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(i)	revenue;

(ii)	sales;

(iii)	expenses;

(iv)	operating income;

(v)	gross margin;

(vi)	operating margin;

(vii)	earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)	pre-tax profit;

(ix)	net operating income;

(x)	net income;

(xi)	economic value added;

(xii)	free cash flow;

(xiii)	operating cash flow;

(xiv)	balance of cash, cash equivalents and marketable securities;

(xv)	stock price;

(xvi)	earnings per share;

(xvii)	return on stockholder equity;

(xviii)	return on capital;

(xix)	return on assets;

(xx)	return on investment;

(xxi)	employee satisfaction;

(xxii)	employee retention;

(xxiii)	market share;

(xxiv)	customer satisfaction;

(xxv)	product development;

(xxvi)	research and development expenses;

(xxvii)	completion of an identified special project; and

(xxviii)	completion of a joint venture or other corporate transaction.

Performance Factors shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Factors applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Factors in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

“Performance Share” means a right to receive Shares pursuant to Section 10 of the Plan.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Performance Unit” means the right to receive cash pursuant to Section 10 of the Plan.

“Plan” means this Immersion Corporation 2011 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, or any employee with a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time) the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company, or during such change in working hours, as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

Appendix B-1

IMMERSION CORPORATION

2011 EQUITY INCENTIVE PLAN

(As Amended April ~~7, 2014~~    , 2017)

1.        PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section ~~28~~28.

2.        SHARES SUBJECT TO THE PLAN.

2.1      Number of Shares Available.  Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is ~~3,700,000~~7,176,850 Shares plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2007 Equity Incentive Plan (the “Prior 2007 Plan”) on the Effective Date (as defined below) up to a maximum of 400,000 Shares, (ii) any reserved shares not issued or subject to outstanding grants under the Company’s 2008 Employment Inducement Award Plan (the “Prior 2008 Plan”) on the Effective Date up to a maximum of 2,300,000 Shares, (iii) shares that are subject to stock options or other awards granted under the Prior 2007 Plan or the Prior 2008 Plan that cease to be subject to stock options or other awards after the Effective Date for any reason after the exercise of an option or SAR; (iv) shares issued under the Prior 2007 Plan or the Prior 2008 Plan before or after the Effective Date that, after the Effective Date are forfeited or repurchased at the original issue price; and (v) are subject to Awards granted under the Prior 2007 Plan or the Prior 2008 Plan that otherwise terminate without Shares being issued. Any Award shall reduce the number of Shares available for issuance under this Plan at the rate of one (1) for one (1) if such Shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.

2.2      Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (i) Shares that are withheld to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligations in connection with an ~~Option or SAR~~Award, (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (iii) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an Option exercise price. To the extent that a Performance Award in the form of a Performance Unit has been made, such Award will not reduce the number of Shares available for issuance under the Plan. To the extent that any Award is forfeited, repurchased or terminates without Shares being issued, Shares may again be available for issuance under this Plan at the rate of one (1) for one (1) if such shares were subject to an Option or SAR and at the rate of one and three quarters (1.75) for one (1) if subject to an Award other than an Option or SAR.

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2.3      Minimum Share Reserve.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4      Limitations.  No more than 20,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.5      Adjustment of Shares.  If the number of outstanding Shares is changed by an extraordinary cash dividend, stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Sections 2.1 or 2.2, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of ~~shares~~Shares that may be issued as ISOs set forth in Section 2.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.        ELIGIBILITY.  ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive an Award for more than one million (1,000,000) Shares in any calendar year under this Plan except that new Employees of the Company or a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive an Award for up to a maximum of two million (2,000,000) Shares in the calendar year in which they commence their employment.

4.        ADMINISTRATION.

4.1      Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a)        construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)        prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)        select persons to receive Awards;

(d)        determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised or settled (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)        determine the number of Shares or other consideration subject to Awards;

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(f)        determine the Fair Market Value in good faith, if necessary;

(g)        determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h)        grant waivers of Plan or Award conditions;

(i)        determine the vesting, exercisability and payment of Awards;

(j)        correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)        determine whether an Award has been earned;

(l)        subject to Section 18, determine the terms and conditions of any, and to institute any Exchange Program;

(m)        reduce or waive any criteria with respect to Performance Factors;

(n)        adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o)        adopt rules and/or procedures (including the adoption of any subplan under this Plan and country addenda to Award Agreements) relating to the operation and administration of the Plan to accommodate grants to Participants residing outside of the United States;

(p)        delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law; and

(q)        make all other determinations necessary or advisable for the administration of this Plan.

4.2      Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3      Section 162(m) of the Code and Section 16 of the Exchange Act.  When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any

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Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4      Documentation.  The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5      Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiary shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to individuals outside the United States; (d) establish subplans and addenda to Award Agreements and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices and any addenda to the Award Agreements); provided, however, that no such subplans, addenda to Award Agreements and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5.      OPTIONS.  The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1      Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

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5.2      Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3      Exercise Period.  Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of seven (7) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4      Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5      Method of Exercise.  Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third party administrator), and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6      Termination.  The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)        If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)        If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or

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authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, but in any event no later than the expiration date of the Options.

(c)        If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)        If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.

5.7      Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8      Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9      Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Subject to Section 18, the Committee may (a) reduce the Exercise Price of outstanding Options or (b) grant Options in substitution for cancelled options or other Awards authorized under the Plan. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

5.10      No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.        RESTRICTED STOCK AWARDS.

6.1      Awards of Restricted Stock.  A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

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6.2      Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3      Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4      Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5      Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.      STOCK BONUS AWARDS.

7.1     Awards of Stock Bonuses.  A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2     Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3     Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4     Termination of Participation.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

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8.      STOCK APPRECIATION RIGHTS.

8.1     Awards of SARs.  A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2     Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3     Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of seven (7) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4     Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5     Termination of Participation.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.      RESTRICTED STOCK UNITS.

9.1     Awards of Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2     Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be

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settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU~~.~~; provided that no RSU shall have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3     Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4     Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.      PERFORMANCE AWARDS.

10.1     Performance Awards.  Performance Awards may be granted in the form of ~~either~~a cash bonus or Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the cash amount or the number of Performance Shares or the Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Terms of Performance Awards.  The Committee will determine the terms of a Performance Award including, without limitation: (a) the amount of cash; (b) the number of Shares subject to the Performance Award; (~~b~~c) the time or times during which the Performance Award may be settled; and (~~c~~d) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each Performance Award. A Performance Award may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the Performance Award is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the Performance Award; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares or amount of cash deemed subject to the Performance Award. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $~~1~~2,000,000 in Performance Units in any calendar year.

10.3     Form and Timing of Settlement.  Payment of earned Performance Awards shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a Performance Award to a date or dates after the Performance Award is earned provided that the terms of the Performance Award and any deferral satisfy the requirements of Section 409A of the Code.

10.4     Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

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11.      PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)        by cancellation of indebtedness of the Company to the Participant;

(b)        by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)        by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d)        by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)        by any combination of the foregoing; or

(f)        by any other method of payment as is permitted by applicable law.

12.      GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1     Types of Awards.  Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 12 in any calendar year shall not exceed 1,000,000.

12.2     Eligibility.  Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3     Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4     Election to receive Awards in Lieu of Cash.  A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13.      WITHHOLDING TAXES.

13.1     Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements related to the Participant’s participation in the Plan and legally applicable to the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

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13.2     Stock Withholding.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy ~~such~~the Participant’s tax ~~withholding obligation~~liability, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to ~~the minimum statutory amount required to be withheld~~such liability, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to ~~the minimum amount required to be withheld~~such liability, or (iv) withholding from proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold for such tax liability by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdictions, to the extent consistent with applicable laws. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.      TRANSFERABILITY.

14.1     Transfer Generally.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.2     Award Transfer Program.  Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the award transfer program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion. Notwithstanding anything to the contrary in the Plan, in no event will the Committee have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

15.      PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1     Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

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15.2     Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.      CERTIFICATES.  All Shares or other securities (whether or not certificated) delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any foreign exchange controls or restrictions.

17.      ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.      EXCHANGE AND BUYOUT OF AWARDS.  The repricing of Options or SARs is not permitted without prior stockholder approval. Repricing is defined as the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel, substitute, buyout or exchange outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange with stockholder approval, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of foreign or state securities laws, stock exchange, exchange control or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.      NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any

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other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.      CORPORATE TRANSACTIONS.

21.1     Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, unless otherwise determined by the Committee, such Awards shall terminate and cease to be outstanding effective as of the time of consummation of the Corporate Transaction. In such event, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2     Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3     Non-Employee Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.      ADOPTION AND STOCKHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.      TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of law provisions.

24.      AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or

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instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.      NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.      INSIDER TRADING POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.      ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.  All Awards shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company or its Parent or Subsidiary that is applicable to executive officers, employees, directors or other service providers of the Company or its Parent or Subsidiary, and in addition to any other remedies available under such policy and applicable law, may require the cancelation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28.      DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, including a country-specific addenda for non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of non-Insider Participants, the Committee’s delegate), has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means, any program instituted by the Committee that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Committee. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by a Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Company (including, without limitation, the Participant’s improper use or disclosure of a Company’s confidential or proprietary information);

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(iv) any intentional act by the Participant which has a material detrimental effect on a Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Company.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Common Stock” means the common stock of the Company.

“Company” means Immersion Corporation, or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company). Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation as defined in Section 409A of the Code) would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (both as defined in Section 409A of the Code.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

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“Effective Date” means the date the Plan is approved by stockholders of the Company, which shall be within twelve (12) months of the approval of the Plan by the Board.

“Employee” means any person, including Officers and Directors, providing services as an employee of the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program approved by stockholders of the Company pursuant to which (a) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (b) the exercise price of an outstanding Award is increased or reduced.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)        if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)        if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)        if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means a cash or stock award granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually,

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alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(i)	revenue;

(ii)	sales;

(iii)	expenses;

(iv)	operating income;

(v)	gross margin;

(vi)	operating margin;

(vii)	earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)	pre-tax profit;

(ix)	net operating income;

(x)	net income;

(xi)	economic value added;

(xii)	free cash flow;

(xiii)	operating cash flow;

(xiv)	balance of cash, cash equivalents and marketable securities;

(xv)	stock price;

(xvi)	earnings per share;

(xvii)	return on stockholder equity;

(xviii)	return on capital;

(xix)	return on assets;

(xx)	return on investment;

(xxi)	employee satisfaction;

(xxii)	employee retention;

(xxiii)	market share;

(xxiv)	customer satisfaction;

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(xxv)	product development;

(xxvi)	research and development expenses;

(xxvii)	completion of an identified special project; and

(xxviii)	completion of a joint venture or other corporate transaction.

Performance Factors shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Factors applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Factors in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

“Performance Share” means a right to receive Shares pursuant to Section 10 of the Plan.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Performance Unit” means the right to receive cash pursuant to Section 10 of the Plan.

“Plan” means this Immersion Corporation 2011 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

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“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, or any employee with a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time) the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company, or during such change in working hours, as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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